                               Date 16 March 2005

                  MATRIX GAS TRADING LTD., GAZ DE BRAZIL INC.,
               VCM TRADING LTD., GENEVE BUTANE INC., LPGONE LTD.,
                 SEMICHLAUS EXPORTS LTD., VENTSPILS GASES LTD.,
                    PACIFIC GASES LTD., ARACRUZ TRADING LTD.,
                  INDUSTRIAL MATERIALS INC. AND STEALTHGAS INC.
                         as joint and several borrowers

                                     - and -

                          FORTIS BANK (NEDERLAND) N.V.
                                    as Lender

                -------------------------------------------------
                                 LOAN AGREEMENT
                -------------------------------------------------

            relating to a US$54,000,000 facility to part finance the
                   cost of the LPG carriers "GAS AMAZON", "GAS
                  ARCTIC", "GAS ICE" and "BIRGIT KOSAN" and to
           refinance part of the acquisition cost of the LPG carriers
                      "GAS EMPEROR", "GAS COURCHEVAL", "GAS
                   PRODIGY", "GAS SHANGHAI", "GAS PROPHET" and
                                   "GAS TINY"

                                      INDEX

CLAUSE                                                               PAGE

1        INTERPRETATION                                                 3

2        FACILITY                                                      20

3        DRAWDOWN                                                      20

4        INTEREST                                                      20

5        INTEREST PERIODS                                              22

6        DEFAULT INTEREST                                              22

7        REPAYMENT AND PREPAYMENT                                      23

8        CONDITIONS PRECEDENT                                          25

9        REPRESENTATIONS AND WARRANTIES                                26

10       GENERAL UNDERTAKINGS                                          27

11       CORPORATE UNDERTAKINGS                                        30

12       INSURANCE                                                     31

13       SHIP COVENANTS                                                35

14       SECURITY COVER                                                39

15       PAYMENTS AND CALCULATIONS                                     40

16       APPLICATION OF RECEIPTS                                       40

17       APPLICATION OF EARNINGS                                       41

18       EVENTS OF DEFAULT                                             43

19       FEES AND EXPENSES                                             46

20       INDEMNITIES                                                   47

21       NO SET-OFF OR TAX DEDUCTION                                   49

22       ILLEGALITY, ETC                                               49

23       INCREASED COSTS                                               50

24       SET-OFF                                                       51

25       TRANSFERS AND CHANGES IN LENDING OFFICE                       51

                                        2

26       VARIATIONS AND WAIVERS                                        52

27       NOTICES                                                       53

28       JOINT AND SEVERAL LIABILITY                                   54

29       SUPPLEMENTAL                                                  55

30       LAW AND JURISDICTION                                          55

SCHEDULE 1  DRAWDOWN NOTICE                                            57

SCHEDULE 2  DETAILS OF BORROWERS                                       58

SCHEDULE 3  DETAILS OF SHIPS                                           60

SCHEDULE 4  CONDITION PRECEDENT DOCUMENTS                              61

EXECUTION PAGE                                                         64

THIS AGREEMENT is made on 16 March 2005

BETWEEN

(1)      MATRIX GAS TRADING LTD., GAZ DE BRAZIL INC., VCM TRADING LTD., GENEVE
         BUTANE INC., LPGONE LTD., SEMICHLAUS EXPORTS LTD., VENTSPILS GASES
         LTD., PACIFIC GASES LTD., ARACRUZ TRADING LTD., INDUSTRIAL MATERIALS
         INC. and STEALTHGAS INC. as joint and several borrowers; and

(2)      FORTIS BANK (NEDERLAND) N.V., acting through its office at Coolsingel
         93, 3012 AE Rotterdam, The Netherlands as "LENDER".

BACKGROUND

(A)      The Lender has agreed to make available to the Borrowers a facility in up to 10 Advances of up to the lesser of (a) US$54,000,000 and (b) an amount equal to 62 per cent. of the lesser of (i) the aggregate of the
         Market Value of the Ships and (ii) the aggregate of the Purchase Price of the Ships, for the purpose of part financing or refinancing (as the case may be) the Purchase Price of each Ship.

(B)      The Borrowers may, if they wish, from time to time hedge their exposure under this Agreement to interest rate fluctuations by entering into interest rate swap transactions with the Lender.

IT IS AGREED as follows:

1        INTERPRETATION

1.1      DEFINITIONS. Subject to Clause 1.5, in this Agreement:

         "ACCOUNTING INFORMATION" means the annual audited combined accounts to be provided by the Borrowers to the Lender in accordance with Clause
         10.6;

                                       3

         "ACCOUNTS SECURITY DEED" means a deed creating security in respect of the Earnings Account and the Retention Account, to be in favour of the
         Lender, in such form as the Lender may approve or require;

         "ADVANCE" means the principal amount of each borrowing by the Borrowers under this Agreement;

         "APPROVED MANAGER" means, in relation to a Ship, Stealth, being the commercial manager of the Ship and either V Ships Cyprus whose principal office is at V. Ships House, 13 Omonia Avenue, 3312 Limassol,
         Cyprus, or TESMA Denmark A/S. whose principal office is at Camillo
         Eitzen House, Smakkedalen 8, DK 2820, Gentofte, Denmark, or TESMA
         Singapore Pte Ltd whose principal office is at 30 Old Toh Tuck Road,
         #05-04 Sembawang Kimtrans Logistics Centre, Singapore 597654,
         Singapore, being the technical manager of the Ship or any other company which the Lender may approve from time to time as the commercial and/or technical manager of the Ship;

         "ARACRUZ" means Aracruz Trading Ltd. a company incorporated and existing under the laws of the Marshall Islands and having its registered office is at Trust Company Complex, Ajeltake Road, Ajeltake
         Island, Majuro, Marshall Islands, MH96960;

         "ASSET COVER RATIO" means at any time, the ratio of:

         (a)      the aggregate of:

                  (i)      the aggregate Market Values of the Ships then subject
                           to a Mortgage; and

                  (ii)     the net realisable value of any additional security
                           previously provided under Clause 14 of this
                           Agreement; to

         (b)      the Loan;

         "AVAILABILITY PERIOD" means the period commencing on the date of this
         Agreement and ending on:

         (a)      30 May 2005 (or such later date as the Lender may agree with the Borrowers, such agreement not to be unreasonably withheld by the Lender); or

         (b)      if earlier, the date on which the Commitment is fully
                  borrowed, cancelled or terminated;

         "BAREBOAT CHARTER" means, each of the BIRGIT KOSAN Bareboat Charter and the GAS ICE Bareboat Charter, and in the plural means both of them;

         "BAREBOAT CHARTERER" means, in the case of "BIRGIT KOSAN", Exmar Kosan and, in the case of "GAS ICE", Finaval, and in the plural means both of them;

         "BIRGIT KOSAN BAREBOAT CHARTER" means the bareboat charterparty in relation to "BIRGIT KOSAN" dated 4 January 2005 and entered into between Industrial as owner and Exmar Kosan as bareboat charterer;

         "BIRGIT KOSAN BAREBOAT CHARTER PERIOD" means, the period during which
         "BIRGIT KOSAN" is operating under the BIRGIT KOSAN Bareboat Charter;

                                       4

         "BIRGIT KOSAN MOA" means a memorandum of agreement dated 5 January 2005 and entered into between Maryse as seller and Industrial (as nominee of
         Stealth) as buyer in relation to the sale and purchase of "BIRGIT
         KOSAN";

         "BIRGIT KOSAN TRIPARTITE AGREEMENT" means the agreement dealing with
         (inter alia) the operation of "BIRGIT KOSAN" during the BIRGIT KOSAN
         Bareboat Charter Period, made or to be made between (i) Industrial,
         (ii) Exmar Kosan and (iii) the Lender, in such form as the Lender may approve or require;

         "BORROWERS" means, together, Matrix, Gaz, VCM, Geneve, Lpgone,
         Semichalaus, Ventsplis, Pacific, Aracruz, Industrial and Stealthgas,
         and in the singular means any of them; "BUSINESS DAY" means a day on which banks are open in London, Piraeus, Rotterdam and, in respect of a day on which a payment is required to be made under a Finance Document, also in New York City;

         "BUSINESS DAY" means a day in which banks are open in London, Piraeus,
         Rotterdam and, in respect of a day on which payment is required to be made under a Finance Document, also in New York City;

         "BUYERS" means, together, Ventspils, Semichlaus, Aracruz and Industrial in their capacity as the buyers of "GAS ARCTIC", "GAS ICE", "GAS
         AMAZON" and "BIRGIT KOSAN" respectively pursuant to the MOAs, and in the singular means any of them;

         "CHARTER" means, in relation to a Ship, any time charter or other contract for its employment (other than the Bareboat Charter relative to that Ship) for a term of at least 12 months, or capable of exceeding
         12 months, whether or not already in existence at the date of this
         Agreement, to be performed at any time during the Security Period;

         "CHARTER ASSIGNMENT" means in relation to a Ship, a specific assignment of the rights of the relevant Shipowner under any future Charter pursuant to Clause 13.15 and any quarantee of such Charter, to be executed by that Shipowner in favour of the Lender in such form as the
         Lender may approve or require;

         "COMMITMENT" means $54,000,000, as that amount may be reduced, cancelled or terminated in accordance with this Agreement;

         "CONFIRMATION" and "EARLY TERMINATION DATE", in relation to any continuing Transaction, have the meanings given in the Master
         Agreement;

         "CONTRACTUAL CURRENCY" has the meaning given in Clause 20.4;

         "DEBT TO VALUE RATIO" means, at any relevant time, the ratio of the
         Loan to the aggregate Market Value of the Ships subject to a Mortgage at that time;

         "DEED OF COVENANT" means, in relation to each of "GAS EMPEROR", "GAS
         ICE" and "GAS ARTIC", a deed of covenant collateral to the Mortgage relating to that Ship executed or to be executed by the relevant
         Shipowner in favour of the Lender in such form as the Lender may approve or require and, in the plural, means all of them;

         "DELIVERY DATE" means, in relation to a Ship, the date on which that
         Ship is delivered to the relevant Buyer pursuant to the MOA relative to that Ship;

         "DOLLARS" and "$" means the lawful currency for the time being of the
         United States of America;

         "DRAWDOWN DATE" means, in relation to an Advance, the date requested by the Borrowers for the Advance to be made, or (as the context requires)
         the date on which the Advance is actually made;

                                       5

         "DRAWDOWN NOTICE" means a notice in the form set out in Schedule 1 (or in any other form which the Lender approves or reasonably requires);

         "EARNINGS" means, in relation to a Ship, all moneys whatsoever which are now, or later become, payable (actually or contingently) to the
         Shipowner owning the Ship and which arise out of the use or operation of the Ship, including (but not limited to):

         (a)      all freight, hire and passage moneys, compensation payable to the Shipowner owning the Ship in the event of requisition of the Ship for hire, remuneration for salvage and towage
                  services, demurrage and detention moneys and damages for
                  breach (or payments for variation or termination) of any
                  charterparty or other contract for the employment of the Ship;

         (b)      all moneys which are at any time payable under Insurances in respect of loss of earnings; and

         (c)      if and whenever the Ship is employed on terms whereby any
                  moneys falling within paragraphs (a) or (b) are pooled or
                  shared with any other person, that proportion of the net
                  receipts of the relevant pooling or sharing arrangement which is attributable to the Ship;

         "EARNINGS ACCOUNT" means an account in the joint names of the Borrowers with the Lender in Rotterdam designated "Matirx Gas Trading Ltd. c.s. -
         Earnings Account" and having account number 25.33.05.535, or any other account (with that or another office of the Lender) which is designated by the Lender as the Earnings Account for the purposes of this
         Agreement;

         "EAST GATE" means East Gate Shipping Limited, a company incorporated and existing under the laws of Hong Kong and having its registered office at 28 Sankt Annae Plads P.O. Box 2147, 1291 Copenhagen K,
         Denmark;

         "ENVIRONMENTAL CLAIM" means:

         (a)      any claim by any governmental, judicial or regulatory
                  authority which arises out of an Environmental Incident or an alleged Environmental Incident or which relates to any
                  Environmental Law; or

         (b)      any claim by any other person which relates to an
                  Environmental Incident or to an alleged Environmental
                  Incident,

         and "CLAIM" means a claim for damages, compensation, fines, penalties or any other payment of any kind, whether or not similar to the foregoing; an order or direction to take, or not to take, certain action or to desist from or suspend certain action; and any form of enforcement or regulatory action, including the arrest or attachment of any asset;

         "ENVIRONMENTAL INCIDENT" means:

         (a)      any release of Environmentally Sensitive Material from a Ship;
                  or

         (b)      any incident in which Environmentally Sensitive Material is released from a vessel other than a Ship and which involves a collision between a Ship and such other vessel or some other incident of navigation or operation, in either case, in
                  connection with which a Ship is actually or potentially liable to be arrested, attached, detained or injuncted and/or a Ship and/or any Vessel and/or any operator or manager of the Ship is at fault or allegedly at fault or otherwise liable to any legal or administrative action; or

                                       6

         (c)      any other incident in which Environmentally Sensitive Material is released otherwise than from a Ship and in connection with which a Ship is actually or potentially liable to be arrested and/or where any Vessel and/or any operator or manager of a
                  Ship is at fault or allegedly at fault or otherwise liable to any legal or administrative action;

         "ENVIRONMENTAL LAW" means any law relating to pollution or protection of the environment, to the carriage of Environmentally Sensitive
         Material or to actual or threatened releases of Environmentally
         Sensitive Material;

         "ENVIRONMENTALLY SENSITIVE MATERIAL" means oil, oil products and any other substance (including any chemical, gas or other hazardous or noxious substance) which is (or is capable of being or becoming)
         polluting, toxic or hazardous;

         "EVENT OF DEFAULT" means any of the events or circumstances described in Clause 18.1;

         "EXCESS CASH FLOW" means, in relation to each financial year of the
         Holding Company, an amount equal to the actual aggregate gross operating revenues of all the Ships during that financial year (or budgeted gross operating revenue in the case of the final month of that financial year) less the aggregate of:

         (a)      the amount of principal and interest payable during that
                  financial year in accordance with the terms of this Agreement;
                  and

         (b)      actual gross operating expenses of all the Ships during that financial year (or budgeted gross operating expenses in the case of the final month of that financial year) including (for the avoidance of doubt) expenditure necessarily incurred in that financial year by the Shipowners in operating, insuring, maintaining, repairing and generally trading the Ships (but excluding any exceptional and extraordinary expenses);

         "EXMAR KOSAN" means Exmar Kosan Ltd., a company incorporated and existing under the laws of Hong Kong;

         "FINANCE DOCUMENTS" means:

         (a)      this Agreement;

         (b)      the Master Agreement;

         (c)      the Mortgages;

         (d)      the Deeds of Covenant;

         (e)      the General Assignments;

         (f)      the Master Agreement Assignment;

         (g)      the Accounts Security Deed;

         (h)      the Tripartite Agreements;

         (i)      the GAS ARCTIC Charter Assignment;

         (j)      any Charter Assignment; and

                                       7

         (k)      any other document (whether creating a Security Interest or not) which is executed at any time by any Borrower or any
                  other person as security for, or to establish any form of
                  subordination or priorities arrangement in relation to, any amount payable to the Lender under this Agreement or any of the other documents referred to in this definition;

         "FINANCIAL INDEBTEDNESS" means, in relation to a person (the "DEBTOR"), a liability of the debtor:

         (a)      for principal, interest or any other sum payable in respect of any moneys borrowed or raised by the debtor;

         (b)      under any loan stock, bond, note or other security issued by the debtor;

         (c)      under any acceptance credit, guarantee or letter of credit facility made available to the debtor;

         (d)      under a financial lease, a deferred purchase consideration arrangement or any other agreement having the commercial
                  effect of a borrowing or raising of money by the debtor;

         (e)      under any foreign exchange transaction any interest or
                  currency swap or any other kind of derivative transaction
                  entered into by the debtor or, if the agreement under which any such transaction is entered into requires netting of
                  mutual liabilities, the liability of the debtor for the net amount; or

         (f)      under a guarantee, indemnity or similar obligation entered into by the debtor in respect of a liability of another person which would fall within (a) to (e) if the references to the debtor referred to the other person;

         "FINAVAL" means Finaval S.P.A., a company incorporated under the laws of Italy and having its registered office at Via Maurizio Bufalini 8,
         00161 Rome, Italy;

         "GAS AMAZON MOA" means a memorandum of agreement dated 13 January 2005 and entered into between East Gate as seller and Aracruz as buyer in relation to the sale and purchase of "GAS AMAZON";

         "GAS ARCTIC CHARTER ASSIGNMENT" means in relation to the GAS ARCTIC
         Time Charterparty, a specific assignment of the rights of Ventspils under the GAS ARCTIC Time Charterparty, to be executed by Ventspils in favour of the Lender in such form as the Lender may approve or require;

         "GAS ARCTIC MOA" means a memorandum of agreement dated 10 January 2005 and entered into between Transporti as seller and Ventspils as buyer in relation to the sale and purchase of "GAS ARCTIC";

         "GAS ARCTIC TIME CHARTERPARTY" means the time charterparty entered or to be entered into between Ventspils as owner and Finaval as charterer in relation to "GAS ARCTIC", in such form as the Lender may approve or require;

         "GAS ICE BAREBOAT CHARTER" means the bareboat charterparty in relation to "GAS ICE" dated 23 February 2005 and entered into between Semichlaus as owner and Finaval as bareboat charterer;

         "GAS ICE BAREBOAT CHARTER PERIOD" means the period during which "GAS
         ICE" is operating under the GAS ICE Bareboat Charter;

                                       8

         "GAS ICE MOA" means a memorandum of agreement dated 10 January 2005 and entered into between Transporti as seller and Semichlaus as buyer in relation to the sale and purchase of "GAS ICE";

         "GAS ICE TRIPARTITE AGREEMENT" means an agreement dealing with (inter alia) the operation of "GAS ICE" during the GAS ICE Bareboat Charter
         Period, made or to be made between (i) Semichlaus, (ii) Finaval and
         (iii) the Lender, in such form as the Lender may approve or require;

         "GAZ" means Gaz de Brazil Inc., a company incorporated and existing under the laws of the Marshall Islands and having its registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro,
         Marshall Islands, MH96960;

         "GENERAL ASSIGNMENT" means, in relation to each Ship, a general assignment of the Earnings, the Insurances and any Requisition
         Compensation of that Ship, in such form as the Lender may approve or require, and in the plural means all of them;

         "GENEVE" means Geneve Butane Inc., a company incorporated and existing under the laws of the Marshall Islands and having its registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro,
         Marshall Islands, MH96960;

         "GROUP" means the Holding Company and its subsidiaries (whether direct or indirect and including, but not limited to, the Borrowers) from time to time during the Security Period and "member of the Group" shall be construed accordingly;

         "HOLDING COMPANY" means Stealthgas in its capacity as ultimate beneficial owner of each of the other Borrowers;

         "INDUSTRIAL" means Industrial Materials Inc., a company incorporated and existing under the laws of the Marshall Islands and having its registered office is at Trust Company Complex, Ajeltake Road, Ajeltake
         Island, Majuro, Marshall Islands, MH96960;

         "INSURANCES" means, in relation to a Ship:

         (a)      all policies and contracts of insurance, including entries of the Ship in any protection and indemnity or war risks
                  association, which are effected in respect of the Ship, her
                  Earnings or otherwise in relation to her; and

         (b)      all rights and other assets relating to, or derived from, any of the foregoing, including any rights to a return of a
                  premium;

         "INTEREST PERIOD" means a period determined in accordance with
         Clause 5;

         "ISM CODE" means, in relation to its application to each Borrower, its
         Ship and its operation:

         (a)      The International Management Code for the Safe Operation of
                  Ships and for Pollution Prevention', currently known or
                  referred to as the ISM Code', adopted by the Assembly of the
                  International Maritime Organisation by Resolution A.741(18) on
                  4 November 1993 and incorporated on 19 May 1994 into chapter
                  IX of the International Convention for the Safety of Life at
                  Sea 1974 (SOLAS 1974); and

         (b)      all further resolutions, circulars, codes, guidelines,
                  regulations and recommendations which are now or in the future issued by or on behalf of the

                                       9

                  International Maritime Organisation or any other entity with responsibility for implementing the ISM Code, including
                  without limitation, the 'Guidelines on implementation or
                  administering of the International Safety Management (ISM)
                  Code by Administrations' produced by the International
                  Maritime Organisations pursuant to Resolution A.788(19)
                  adopted on 25 November 1995,

         as the same may be amended, supplemented or replaced from time to time;

         "ISM CODE DOCUMENTATION" includes:

         (a)      the document of compliance (DOC) and safety management
                  certificate (SMC) issued pursuant to the ISM Code in relation to each Ship within the periods specified by the ISM Code; and

         (b)      all other documents and data which are relevant to the ISM SMS and its implementation and verification which the Lender may require; and

         (c)      any other documents which are prepared or which are otherwise relevant to establish and maintain a Ship's or a Shipowner's compliance with the ISM Code which the Lender may require;

         "ISM SMS" means the safety management system for each Ship which is required to be developed, implemented and maintained under the ISM
         Code;

         "LENDER" means Fortis Bank (Netherland) N.V., acting through its branch at Coolsingel 93, 3012 AE Rotterdam, The Netherlands (or through another branch notified to the Borrower under Clause 25.6) or its successor or assign;

         "LAURITZEN" meand Lauritzen Kosan A/S, a company incorporated in
         Denmark and having its registered office at 28 Sankt Annae Plads, P.O.
         Box 2147, 1291 Copenhagen K, Denmark;

         "LIBOR" means, for an Interest Period:

         (a)      the rate per annum equal to the offered quotation for deposits in Dollars for a period equal to, or as near as possible equal to, the relevant Interest Period which appears on Telerate
                  Page 3750 at or about 11.00 a.m. (London time) on the second
                  Business Day prior to the commencement of that Interest Period
                  (and, for the purposes of this Agreement, "Telerate Page 3750"
                  means the display designated as "Page 3750" on the Telerate
                  Service or such other page as may replace Page 3750 on that service for the purpose of displaying rates comparable to that rate) or on such other service as may be nominated by the
                  British Bankers' Association as the information vendor for the purpose of displaying the British Bankers' Association
                  Interest Settlement Rates for Dollars; or

         (b)      in relation to an Interest Period of any other duration or if no rate is quoted on Telerate Page 3750, the rate per annum determined by the Lender to be the arithmetic mean (rounded upwards, if necessary, to the nearest one-sixteenth of one per cent.) of the rates per annum determined by the Lender as the rate at which deposits in Dollars are offered to the Lender by leading banks in the London Interbank Market at the Lender's request at or about 11.00 a.m. (Rotterdam time) on the
                  Quotation Date for that Interest Period for a period equal to that Interest Period and for delivery on the first Business
                  Day of it;

                                       10

         "LPGONE" means Lpgone Ltd., a company incorporated and existing under the laws of the Marshall Islands and having its registered office is at
         Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall
         Islands, MH96960;

         "LOAN" means the principal amount for the time being outstanding under this Agreement;

         "MAJOR CASUALTY" means, in relation to a Ship, any casualty to the Ship in respect of which the claim or the aggregate of the claims against all insurers, before adjustment for any relevant franchise or deductible, exceeds $1,000,000 or the equivalent in any other currency;

         "MARGIN" means, at any time when the Debt to Value Ratio is:

         (a)      equal to or lower than 60 per cent., 0.9 per cent. per annum;
                  or

         (b)      higher than 60 per cent. and lower or equal to 70 per cent.,
                  0.975 per cent. per annum; or

         (b)      higher than 70 per cent., 1.050 per cent per annum;

         "MARKET VALUE" means the market value of a Ship at any date determined in accordance with Clause 14.3;

         "MARYSE" means Maryse Shipping Limited, a company incorporated and existing under the laws of the Republic of Liberia and having its registered address at 80 Broad Street, Monrovia, Liberia;

         "MASTER AGREEMENT" means the master agreement (on the 1992 ISDA
         (Multicurrency - Crossborder) form) made or to be made between the
         Borrowers and the Lender and includes all Transactions from time to time entered into and Confirmations from time to time exchanged thereunder;

         "MASTER AGREEMENT ASSIGNMENT" means the assignment of the Master
         Agreement in favour of the Lender executed or to be executed by the
         Borrowers, in such form as the Lender may approve or require;

         "MATRIX" means Matrix Gas Trading Ltd. a company incorporated and existing under the laws of the Marshall Islands and having its registered office is at Trust Company Complex, Ajeltake Road, Ajeltake
         Island, Majuro, The Marshall Islands, MH96960;

         "MOAS" means, together, the "GAS ARCTIC" MOA, the "GAS ICE" MOA, the
         "GAS AMAZON" MOA and the "BIRGIT KOSAN" MOA, and in the singular, means any of them;

         "MORTGAGE"  means:

         (a)      in the case of "GAS EMPEROR", a first priority Cypriot
                  mortgage executed or to be executed by Pacific in favour of the Lender;

         (b)      in the case of "GAS ICE", a first priority Maltese mortgage executed or to be executed by Semichlaus in favour of the
                  Lender;

         (c)      in the case of "GAS ARCTIC", a first priority Maltese mortgage executed or to be executed by Ventspils in favour of the
                  Lender;

                                       11

         (d)      in the case of "BIRGIT KOSAN", a first preferred Panamanian mortgage, to be executed by Industrial in favour of the
                  Lender;

         (e)      in the case of "GAS COURCHEVAL", a first preferred Marshall
                  Islands mortgage, to be executed by Geneve in favour of the
                  Lender;

         (f)      in the case of "GAS PRODIGY", a first preferred Marshall
                  Islands mortgage, to be executed by Gaz in favour of the
                  Lender;

         (g)      in the case of "GAS SHANGHAI", a first preferred Marshall
                  Islands mortgage, to be executed by Matrix in favour of the
                  Lender;

         (h)      in the case of "GAS PROPHET", a first preferred Marshall
                  Islands mortgage, to be executed by VCM in favour of the
                  Lender;

         (i)      in the case of "GAS TINY", a first preferred Marshall Islands mortgage, to be executed by Lpgone in favour of the Lender;

         (j)      in the case of "GAS AMAZON", a first preferred Marshall
                  Islands mortgage, to be executed by Aracruz in favour of the
                  Lender,

         each to be in such form as the Lender may approve or require and in the singular means any of them;

         "NEGOTIATION PERIOD" has the meaning given in Clause 4.6;

         "PACIFIC" means Pacific Gases Ltd. a company incorporated and existing under the laws of Malta and having its registered office is at 147/1
         St. Lucia Street, Valletta, Malta;

         "PAYMENT CURRENCY" has the meaning given in Clause 20.4;

         "PERMITTED SECURITY INTERESTS" means:

         (a)      Security Interests created by the Finance Documents;

         (b)      liens for unpaid master's and crew's wages in accordance with usual maritime practice;

         (c)      liens for salvage;

         (d)      liens arising by operation of law for not more than 2 months'
                  prepaid hire under any charter in relation to a Ship not
                  prohibited by this Agreement;

         (e)      liens for master's disbursements incurred in the ordinary
                  course of trading and any other lien arising by operation of law or otherwise in the ordinary course of the operation,
                  repair or maintenance of a Ship, provided such liens do not secure amounts more than 30 days overdue (unless the overdue amount is being contested by the Borrower in good faith by appropriate steps) and subject, in the case of liens for
                  repair or maintenance, to Clause 13.12(g);

         (f)      any Security Interest created in favour of a plaintiff or
                  defendant in any proceedings or arbitration as security for costs and expenses where the Borrower is actively prosecuting or defending such proceedings or arbitration in good faith;
                  and

                                       12

         (g)      Security Interests arising by operation of law in respect of taxes which are not overdue for payment or in respect of taxes being contested in good faith by appropriate steps and in
                  respect of which appropriate reserves have been made;

         "PERTINENT DOCUMENT" means:

         (a)      any Finance Document;

         (b)      any policy or contract of insurance contemplated by or
                  referred to in Clause 12 or any other provision of this
                  Agreement or another Finance Document;

         (c)      any other document contemplated by or referred to in any
                  Finance Document; and

         (d)      any document which has been or is at any time sent by or to the Lender in contemplation of or in connection with any
                  Finance Document or any policy, contract or document falling within paragraphs (b) or (c);

         "PERTINENT JURISDICTION", in relation to a company, means:

         (a)      England and Wales;

         (b)      the country under the laws of which the company is
                  incorporated or formed;

         (c)      a country in which the company's central management and
                  control is or has recently been exercised;

         (d)      a country in which the overall net income of the company is subject to corporation tax, income tax or any similar tax;

         (e)      a country in which assets of the company (other than
                  securities issued by, or loans to, related companies) having a substantial value are situated, in which the company maintains a permanent place of business, or in which a Security Interest created by the company must or should be registered in order to ensure its validity or priority; and

         (f)      a country the courts of which have jurisdiction to make a
                  winding up, administration or similar order in relation to the company or which would have such jurisdiction if their
                  assistance were requested by the courts of a country referred to in paragraphs (b) or (c) above;

         "PERTINENT MATTER" means:

         (a)      any transaction or matter contemplated by, arising out of, or in connection with a Pertinent Document; or

         (b)      any statement relating to a Pertinent Document or to a
                  transaction or matter falling within paragraph (a),

         and covers any such transaction, matter or statement, whether entered into, arising or made at any time before the signing of this Agreement or on or at any time after that signing;

         "POTENTIAL EVENT OF DEFAULT" means an event or circumstance which, with the giving of any notice, the lapse of time, a determination of the
         Lender and/or the satisfaction of any other condition, would constitute an Event of Default;

                                       13

         "PURCHASE PRICE" means, in relation to a Ship, the aggregate amount paid or to be paid by the relevant Shipowner to the seller of the Ship pursuant to the memorandum of agreement which relates to the sale and purchase of that Ship;

         "QUOTATION DATE" means, in relation to any Interest Period (or any other period for which an interest rate is to be determined under any provision of a Finance Document), the day on which quotations would ordinarily be given by leading banks in the London Interbank Market for deposits in the currency in relation to which such rate is to be determined for delivery on the first day of that Interest Period or other period;

         "RELEVANT PERSON" has the meaning given in Clause 18.7;

         "REPAYMENT DATE" means a date on which a repayment is required to be made under Clause 7;

         "REQUISITION COMPENSATION" includes all compensation or other moneys payable by reason of any act or event such as is referred to in paragraph (b) of the definition of "Total Loss";

         "RETENTION ACCOUNT" means an account in the joint names of the
         Borrowers with the Lender in Rotterdam designated "Stealthgas Inc. -
         Retention Account" and having account number 25.30.05.527, or any other account (with that or another office of the Lender) which is designated by the Lender as the Retention Account for the purposes of this
         Agreement;

         "SEMICHLAUS" means Semichlaus Exports Ltd., a company incorporated and existing under the laws of Malta and having its registered office is at
         147/1 St. Lucia Street, Valletta, Malta;

         "SECURED LIABILITIES" means all liabilities which the Borrowers, the
         Security Parties or any of them have, at the date of this Agreement or at any later time or times, under or in connection with any Finance
         Document or any judgment relating to any Finance Document; and for this purpose, there shall be disregarded any total or partial discharge of these liabilities, or variation of their terms, which is effected by, or in connection with, any bankruptcy, liquidation, arrangement or other procedure under the insolvency laws of any country;

         "SECURITY INTEREST" means:

         (a)      a mortgage, charge (whether fixed or floating) or pledge, any maritime or other lien or any other security interest of any kind;

         (b)      the security rights of a plaintiff under an action in rem; and

         (c)      any arrangement entered into by a person (A) the effect of which is to place another person (B) in a position which is similar, in economic terms, to the position in which B would have been had he held a security interest over an asset of A;
                  but this paragraph (c) does not apply to a right of set off or combination of accounts conferred by the standard terms of business of a bank or financial institution;

         "SECURITY PARTY" means each Shareholder and any other person (except the Lender) who, as a surety or mortgagor, as a party to any subordination or priorities arrangement, or in any similar capacity, executes a document falling within the last paragraph of the definition of "Finance Documents";

         "SECURITY PERIOD" means the period commencing on the date of this
         Agreement and ending on the date on which the Lender notifies the
         Borrowers and the Security Parties that:

                                       14

         (a)      all amounts which have become due for payment by any Borrower or any Security Party under the Finance Documents have been paid;

         (b)      no amount is owing or has accrued (without yet having become due for payment) under any Finance Document;

         (c)      neither any Borrower nor any Security Party has any future or contingent liability under Clause 19, 20, or 21 or any other provision of this Agreement or another Finance Document; and

         (d)      the Lender does not consider that there is a significant risk that any payment or transaction under a Finance Document would be set aside, or would have to be reversed or adjusted, in any present or possible future bankruptcy of a Borrower or a
                  Security Party or in any present or possible future proceeding relating to a Finance Document or any asset covered (or
                  previously covered) by a Security Interest created by a
                  Finance Document;

         "SELLER"  means:

         (a)      in the case of "GAS ICE", Transporti;

         (b)      in the case of "GAS ARCTIC", Transporti;

         (c)      in the case of "GAS AMAZON", East Gate; and

         (d)      in the case of "BIRGIT KOSAN", Maryse,

         and in the plural means all of them;

         "SEMICHLAUS" means Semichlaus Exports Ltd., a company incorporated and existing under the laws of Malta having its registered office at 147/1
         St Lucia St., Valletta, Malta;

         "SHAREHOLDER" means, in relation to a Borrower, the company or individual referred to in Schedule 2 as the holder of all, or a part of the issued share capital of that Borrower;

         "SHIPOWNERS" means, together, Matrix, Gaz, VCM, Geneve, Lpgone,
         Semichlaus, Ventspils, Pacific, Aracruz and Industrial, and in the
         singular means any of them;

         "SHIPS" means, together:

         (a)      the 1995-built LPG Carrier of 5,013 cubic metres registered under Cypriot flag in the ownership of Pacific with the name
                  "GAS EMPEROR" ("GAS EMPEROR");

         (b)      the 1991-built LPG Carrier of 3,436 cubic metres currently registered under Italilan flag in the ownership of Transporti with the name CAP ANNE, to be sold to Semichlaus pursuant to the GAS ICE MOA and registered under Maltese flag in the
                  ownership of Semichlaus with the name "GAS ICE" ("GAS ICE");

         (c)      the 1992-built LPG Carrier of 3,436 cubic metres currently registered under Italian flag in the ownership of Trasporti with the name "CAP PATRICIA", to be sold to Ventspils pursuant to the GAS ARCTIC MOA and registered under Panamanian flag in the ownership of Ventspils with the name "GAS ARCTIC" ("GAS
                  ARCTIC");

                                       15

         (k)      the 1994-built LPG Carrier of 5,012 cubic metres currently registered under Panmanian flag in the ownership of Maryse with the name "BIRGIT KOSAN" , to be sold to Industrial as the nominee of Stealth pursuant to the BIRGIT KOSAN MOA and
                  registered under Maltese flag in the ownership of Industrial with the name "BIRGIT KOSAN" ("BIRGIT KOSAN");

         (l)      the 1991-built LPG Carrier of 4,109 cubic metres registered under Marshall Islands flag in the ownership of Geneve with the name of "GAS COURCHEVAL" ("GAS COURCHEVAL");

         (m)      the 1995-built LPG Carrier of 3,000 cubic metres registered under Marshall Islands flag in the ownership of Gaz with the name "GAS PRODOGY" ("GAS PRODIGY");

         (n)      the 1999-built LPG Carrier of 3,526 cubic metres registered under Marshall Islands flag in the ownership of Matrix with the name "GAS SHANGHAI" ("GAS SHANGHAI");

         (o)      the 1996-built LPG Carrier of 3,556 cubic metres registered under Marshall Islands flag in the ownership of VCM with the name "GAS PROPHET" ("GAS PROPHET");

         (p)      the 1991-built LPG Carrier of 1,320 cubic metres registered under Marshall Islands flag in the ownership of Lpgone with the name "GAS TINY" ("GAS TINY");

         (q)      the 1992-built LPG Carrier of 6,562 cubic metres currently registered under Hong Kong flag in the ownership of East Gate with the name "KAISA", to be sold to Aracruz pursuant to the
                  GAS AMAZON MOA and registered under Marshall Islands flag in the ownership of Aracruz with the name "GAS AMAZON" ("GAS
                  AMAZON"),

         and, in the singular, means any of them;

         "STEALTH" means Stealth Maritime Corporation S.A., a company incorporated and existing under the laws of the Republic of Liberia and having its registered office at 80 Broad Street, Monrovia, Liberia;

         "STEALTHGAS" means Stealthgas Inc., a company incorporated and existing under the laws of the Marshall Islands and having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, the
         Marshall Islands, MH96960;

         "SWAP EXPOSURE" means, as at any relevant date the aggregate net amount in Dollars which would be payable by the Borrowers to the Lender under
         (and calculated in accordance with) section 6(e) (Payments on Early
         Termination) of the Master Agreement if an Early Termination Date had
         occurred on the relevant date in relation to all continuing
         Transactions entered into between the Borrowers and the Lender;

         "TOTAL ASSETS" means, at any time, the total assets as shown in the most recent Accounting Information adjusted to reflect the market value of all vessels owned by members of the Group, as determined by valuations in accordance with Clause 14.4 as at any relevant date;

         "TOTAL DEBT" means, at any time, Total Liabilities less Total
         Shareholders' Equity;

         "TOTAL LIABILITIES" and "TOTAL SHAREHOLDER'S EQUITY" means, as at any date, the total

                                       16

         liabilities (including, for the avoidance of doubt, total shareholder's equity) and total shareholder's equity respectively of the Group determined in accordance and as shown in the most recent Accounting
         Information;

         "TOTAL LOSS" means in relation to a Ship:

         (a)      actual, constructive, compromised, agreed or arranged total loss of the Ship;

         (b)      any expropriation, confiscation, requisition or acquisition of the Ship, whether for full consideration, a consideration less than its proper value, a nominal consideration or without any consideration, which is effected by any government or official authority or by any person or persons claiming to be or to represent a government or official authority (excluding a
                  requisition for hire for a fixed period not exceeding 1 year without any right to an extension) unless it is within 1 month redelivered to the full control of the Shipowner owning the
                  Ship;

         (c)      any arrest, capture, seizure or detention of the Ship
                  (including any hijacking or theft) unless it is within 30 days redelivered to the full control of the Shipowner owning the
                  Ship;

         "TOTAL LOSS DATE" means in relation to a Ship:

         (a)      in the case of an actual loss of the Ship, the date on which it occurred or, if that is unknown, the date when the Ship was last heard of;

         (b)      in the case of a constructive, compromised, agreed or arranged total loss of the Ship, the earliest of:

                  (i)      the date on which a notice of abandonment is given to
                           the insurers; and

                  (ii)     the date of any compromise, arrangement or agreement
                           made by or on behalf of the Shipowner owning the Ship
                           with the Ship's insurers in which the insurers agree
                           to treat the Ship as a total loss; and

         (c)      in the case of any other type of total loss, on the date (or the most likely date) on which it appears to the Lender that the event constituting the total loss occurred;

         "TRANSPORTI" means Transporti Petrolchimici TPC S.p.A., a company incorporated and existing under the laws of Italy and having its registered address at Via Nino Bixio, 20/1, 16043 Chiavari, Genoa,
         Italy;

         "TRANSACTION"  has the meaning given in the Master Agreement;

         "TRIPARTITE AGREEMENTS" means, together the BIRGIT KOSAN Tripartite
         Agreement and the GAS ICE Tripartite Agreement, and in the singular means either of them;

         "VCM" means VCM Trading Ltd., a company incorporated and existing under the laws of the Marshall Islands and having its registered office is at
         Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall
         Islands, MH96960; and

         "VENTSPILS" means Ventspils Gases Ltd., a company incorporated and existing under the laws of Malta and having its registered office is at
         147/1 St. Lucia Street, Valletta, Malta.

1.2      CONSTRUCTION OF CERTAIN TERMS.  In this Agreement:

         "APPROVED" means, for the purposes of Clause 12, approved in writing by the Lender;

                                       17

         "ASSET" includes every kind of property, asset, interest or right, including any present, future or contingent right to any revenues or other payment;

         "COMPANY" includes any partnership, joint venture and unincorporated association;

         "CONSENT" includes an authorisation, consent, approval, resolution, licence, exemption, filing, registration, notarisation and legalisation;

         "CONTINGENT LIABILITY" means a liability which is not certain to arise and/or the amount of which remains unascertained;

         "DOCUMENT" includes a deed; also a letter or fax;

         "EXCESS RISKS" means, in relation to a Ship, the proportion of claims for general average, salvage and salvage charges not recoverable under the hull and machinery policies in respect of the Ship in consequence of its insured value being less than the value at which the Ship is assessed for the purpose of such claims;

         "EXPENSE" means any kind of cost, charge or expense (including all legal costs, charges and expenses) and any applicable value added or other tax;

         "LAW" includes any order or decree, any form of delegated legislation, any treaty or international convention and any regulation or resolution of the Council of the European Union, the European Commission, the
         United Nations or its Security Council;

         "LEGAL OR ADMINISTRATIVE ACTION" means any legal proceeding or arbitration and any administrative or regulatory action or investigation;

         "LIABILITY" includes every kind of debt or liability (present or future, certain or contingent), whether incurred as principal or surety or otherwise;

         "MONTHS" shall be construed in accordance with Clause 1.3;

         "OBLIGATORY INSURANCES" means, in relation to a Ship, all insurances effected, or which the Borrower owning the Ship is obliged to effect, under Clause 12 or any other provision of this Agreement or another
         Finance Document;

         "PARENT COMPANY" has the meaning given in Clause 1.4;

         "PERSON" includes any company; any state, political sub-division of a state and local or municipal authority; and any international organisation;

         "POLICY", in relation to any insurance, includes a slip, cover note, certificate of entry or other document evidencing the contract of insurance or its terms;

         "PROTECTION AND INDEMNITY RISKS" means the usual risks covered by a protection and indemnity association managed in London, including pollution risks and the proportion (if any) of any sums payable to any other person or persons in case of collision which are not recoverable under the hull and machinery policies by reason of the incorporation in them of clause 1 of the Institute Time Clauses (Hulls)(1/10/83) or clause 8 of the Institute Time Clauses (Hulls)(1/11/1995) or the
         Institute Amended Running Down Clause (1/10/71) or any equivalent provision;

         "REGULATION" includes any regulation, rule, official directive, request or guideline whether or not having the force of law of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

                                       18

         "SUBSIDIARY" has the meaning given in Clause 1.4;

         "TAX" includes any present or future tax, duty, impost, levy or charge of any kind which is imposed by any state, any political sub-division of a state or any local or municipal authority (including any such imposed in connection with exchange controls), and any connected penalty, interest or fine; and

         "WAR RISKS" includes the risk of mines and all risks excluded by clause
         23 of the Institute Time Clauses (Hulls)(1/10/83) or clause 24 of the
         Institute Time Clauses (Hulls)(1/11/1995).

1.3      MEANING OF "MONTH". A period of one or more "MONTHS" ends on the day in the relevant calendar month numerically corresponding to the day of the calendar month on which the period started ("THE NUMERICALLY
         CORRESPONDING DAY"), but:

         (a)      on the Business Day following the numerically corresponding day if the numerically corresponding day is not a Business Day or, if there is no later Business Day in the same calendar month, on the Business Day preceding the numerically
                  corresponding day; or

         (b)      on the last Business Day in the relevant calendar month, if the period started on the last Business Day in a calendar
                  month or if the last calendar month of the period has no
                  numerically corresponding days,

         and "MONTH" and "MONTHLY" shall be construed accordingly.

1.4      MEANING OF "SUBSIDIARY". A company (S) is a subsidiary of another company (P) if:

         (a)      a majority of the issued shares in S (or a majority of the issued shares in S which carry unlimited rights to capital and income distributions) are directly owned by P or are
                  indirectly attributable to P; or

         (b)      P has direct or indirect control over a majority of the voting rights attaching to the issued shares of S; or

         (c)      P has the direct or indirect power to appoint or remove a
                  majority of the directors of S; or

         (d)      P otherwise has the direct or indirect power to ensure that the affairs of S are conducted in accordance with the wishes of P,

                  and any company of which S is a subsidiary is a parent company of S.

1.5      GENERAL INTERPRETATION.  In this Agreement:

         (a)      references in Clause 1.1 to a Finance Document or any other document being in the form of a particular appendix include references to that form with any modifications to that form which the Lender approves or reasonably requires;

         (b)      references to, or to a provision of, a Finance Document or any other document are references to it as amended or
                  supplemented, whether before the date of this Agreement or otherwise;

         (c)      references to, or to a provision of, any law include any
                  amendment, extension, re-enactment or replacement, whether made before the date of this Agreement or otherwise;

         (d)      words denoting the singular number shall include the plural and vice versa; and

                                       19

         (e)      Clauses 1.1 to 1.5 apply unless the contrary intention
                  appears.

1.6      HEADINGS. In interpreting a Finance Document or any provision of a
         Finance Document, all clause, sub-clause and other headings in that and any other Finance Document shall be entirely disregarded.

2        FACILITY

2.1      AMOUNT OF FACILITY. Subject to the other provisions of this Agreement, the Lender shall make a loan facility of up to the lesser of (a)
         $54,000,000 and (b) 62 per cent. of the lesser of (i) the aggregate
         Market Value of the Ships and (ii) the aggregate Purchase Price of the
         Ships, available to the Borrowers in up to 10 Advances.

2.2      PURPOSE OF ADVANCES. The Borrowers undertake with the Lender to use each Advance only for the purpose stated in the preamble to this
         Agreement.

3        DRAWDOWN

3.1      REQUEST FOR ADVANCE. Subject to the following conditions, the Borrowers may request an Advance or Advances to be made by ensuring that the
         Lender receives a completed Drawdown Notice not later than 11.00 a.m.
         (Rotterdam time) 2 Business Days prior to the intended Drawdown Date.

3.2      AVAILABILITY.  The conditions referred to in Clause 3.1 are that:

         (a)      a Drawdown Date has to be a Business Day during the
                  Availability Period;

         (b)      each Advance shall relate to a different Ship than any
                  previous Advance drawn down;

         (c)      no Advance shall exceed 62 per cent. of the lesser of (i) the
                  Market Value of the Ship to which it relates and (ii) the
                  Purchase Price of that Ship; and

         (d)      the aggregate amount of the Advances shall not exceed the
                  Commitment.

3.3      DRAWDOWN NOTICE IRREVOCABLE. A Drawdown Notice must be signed by a director or other authorised person of a Borrower; and once served, a
         Drawdown Notice cannot be revoked without the prior consent of the
         Lender.

3.4      DISBURSEMENT OF ADVANCE. Subject to the provisions of this Agreement, the Lender shall on each Drawdown Date make available the relevant
         Advance to the Borrowers; and payment to the Borrowers shall be made to the account which the Borrowers specify in the relevant Drawdown
         Notice.

3.5      DISBURSEMENT OF ADVANCE TO THIRD PARTY. The payment of an Advance by the Lender under Clause 3.4 shall constitute the making of the Advance and the Borrowers shall at that time become indebted, as principal and direct obligors, to the Lender in an amount equal to that Advance.

4        INTEREST

4.1      PAYMENT OF NORMAL INTEREST. Subject to the provisions of this
         Agreement, interest on the Loan in respect of each Interest Period shall be paid by the Borrowers on the last day of that Interest Period.

                                       20

4.2      NORMAL RATE OF INTEREST. Subject to the provisions of this Agreement, the rate of interest on the Loan in respect of an Interest Period shall be the aggregate of the Margin and LIBOR for that Interest Period.

4.3      PAYMENT OF ACCRUED INTEREST. In the case of an Interest Period longer than 3 months, accrued interest shall be paid every 3 months during that Interest Period and on the last day of that Interest Period.

4.4      NOTIFICATION OF MARKET DISRUPTION. The Lender shall promptly notify the
         Borrowers if no rate is quoted on Telerate Page 3750 or if for any reason the Lender is unable to obtain Dollars in the London Interbank
         Market in order to fund the Loan (or any part of it) during any
         Interest Period, stating the circumstances which have caused such notice to be given.

4.5      SUSPENSION OF DRAWDOWN. If the Lender's notice under Clause 4.4 is served before an Advance is made, the Lender's obligation to make the
         Advance shall be suspended while the circumstances referred to in the
         Lender's notice continue.

4.6      NEGOTIATION OF ALTERNATIVE RATE OF INTEREST. If the Lender's notice under Clause 4.4 is served after an Advance is made, the Borrowers and the Lender shall use reasonable endeavours to agree, within the 30 days after the date on which the Lender serves its notice under Clause 4.4
         (the "NEGOTIATION PERIOD"), an alternative interest rate or (as the case may be) an alternative basis for the Lender to fund or continue to fund the Loan during the Interest Period concerned.

4.7      APPLICATION OF AGREED ALTERNATIVE RATE OF INTEREST. Any alternative interest rate or an alternative basis which is agreed during the
         Negotiation Period shall take effect in accordance with the terms agreed.

4.8      ALTERNATIVE RATE OF INTEREST IN ABSENCE OF AGREEMENT. If an alternative interest rate or alternative basis is not agreed within the Negotiation
         Period, and the relevant circumstances are continuing at the end of the
         Negotiation Period, then the Lender shall set an interest period and interest rate representing the cost of funding of the Lender in Dollars or in any available currency of the Loan plus the applicable Margin;
         and the procedure provided for by this Clause 4.8 shall be repeated if the relevant circumstances are continuing at the end of the interest period so set by the Lender.

4.9      NOTICE OF PREPAYMENT. If the Borrowers do not agree with an interest rate set by the Lender under Clause 4.8, the Borrowers may give the
         Lender not less than 10 Business Days' notice of their intention to prepay at the end of the interest period set by the Lender.

4.10     PREPAYMENT. A notice under Clause 4.9 shall be irrevocable; and on the last Business Day of the interest period set by the Lender, the
         Borrowers shall prepay (without premium or penalty) the Loan, together with accrued interest thereon at the applicable rate plus the Margin.

4.11     APPLICATION OF PREPAYMENT. The provisions of Clause 7 shall apply in relation to the prepayment.

4.12     CALCULATION OF DEBT TO VALUE RATIO. The Lender shall calculate the Debt to Value Ratio on (a) the earlier of (i) the date falling 3 months after the Drawdown Date for the final Advance and (ii) 30 June 2005 and
         (b) every 6 months thereafter (each a "REVIEW DATE") for the purposes of calculating the Margin and shall advise the Borrowers in writing within 10 Business Days of each Review Date of the Margin which will apply for the 6-month period commencing on the relevant Review Date
         PROVIDED THAT in respect of each Review Date other than the first
         Review Date, the Lender shall only be obliged to

                                       21

         advise the Borrowers of the Margin which will apply for the 6-month period commencing on the relevant Review Date if that Margin will be different to the Margin which applies immediately prior to the relevant
         Review Date.

5        INTEREST PERIODS

5.1      COMMENCEMENT OF INTEREST PERIODS. The first Interest Period applicable to an Advance shall commence on the Drawdown Date relative to that
         Advance and each subsequent Interest Period shall commence on the expiry of the preceding Interest Period.

5.2      DURATION OF NORMAL INTEREST PERIODS. Subject to Clauses 5.3 and 5.4,
         each Interest Period shall be:

         (a)      1, 3, 6, 9 or 12 months as notified by the Borrowers to the
                  Lender not later than 11.00 a.m. (Rotterdam time) 2 Business
                  Days before the commencement of the Interest Period PROVIDED
                  THAT the Borrowers may not select more than three 1 month
                  Interest Periods in any calendar year unless otherwise agreed by the Lender; or

         (b)      in the case of the first Interest Period applicable to the second and any subsequent Advance, a period ending on the last day of the Interest Period applicable to the Advances then current, whereupon all Advances shall be consolidated and
                  treated as a single Advance; or

         (c)      3 months, if the Borrowers fail to notify the Lender by the time specified in paragraph (a); or

         (d)      such other period as the Lender may agree with the Borrowers.

5.3      DURATION OF INTEREST PERIODS FOR REPAYMENT INSTALMENTS. In respect of an amount due to be repaid under Clause 7 on a particular Repayment
         Date, an Interest Period shall end on that Repayment Date.

5.4      NON-AVAILABILITY OF MATCHING DEPOSITS FOR INTEREST PERIOD SELECTED. If,
         after the Borrowers have selected and the Lender has agreed an Interest
         Period longer than 6 months, the Lender notifies the Borrowers by 11.00
         a.m. (London time) on the third Business Day before the commencement of the Interest Period that it is not satisfied that deposits in Dollars for a period equal to the Interest Period will be available to it in the London Interbank Market when the Interest Period commences, the
         Interest Period shall be of 6 months.

6        DEFAULT INTEREST

6.1      PAYMENT OF DEFAULT INTEREST ON OVERDUE AMOUNTS. The Borrowers shall pay interest in accordance with the following provisions of this Clause 6 on any amount payable by the Borrowers under any Finance Document which the Lender does not receive on or before the relevant date, that is:

         (a)      the date on which the Finance Documents provide that such
                  amount is due for payment; or

         (b)      if a Finance Document provides that such amount is payable on demand, the date on which the demand is served; or

         (c)      if such amount has become immediately due and payable under
                  Clause 18.4, the date on which it became immediately due and payable.

                                       22

6.2      DEFAULT RATE OF INTEREST. Interest shall accrue on an overdue amount from (and including) the relevant date until the date of actual payment
         (as well after as before judgment) at the rate per annum determined by the Lender to be 2 per cent. above:

         (a)      in the case of an overdue amount of principal, the higher of the rates set out at Clauses 6.3(a) and (b); or

         (b)      in the case of any other overdue amount, the rate set out at
                  Clause 6.3(b).

6.3      CALCULATION OF DEFAULT RATE OF INTEREST. The rates referred to in
         Clause 6.2 are:

         (a)      the rate applicable to the overdue principal amount
                  immediately prior to the relevant date (but only for any
                  unexpired part of any then current Interest Period applicable to it);

         (b)      the applicable Margin plus, in respect of successive periods of any duration (including at call) up to 3 months which the
                  Lender may select from time to time:

                  (i)      LIBOR; or

                  (ii)     if the Lender determines that Dollar deposits for any
                           such period are not being made available to it by
                           leading banks in the London Interbank Market in the
                           ordinary course of business, a rate from time to time
                           determined by the Lender by reference to the cost of
                           funds to it from such other sources as the Lender may
                           from time to time determine.

6.4      NOTIFICATION OF INTEREST PERIODS AND DEFAULT RATES. The Lender shall promptly notify the Borrowers of each interest rate determined by it under Clause 6.3 and of each period selected by it for the purposes of paragraph (b) of that Clause; but this shall not be taken to imply that the Borrowers are liable to pay such interest only with effect from the date of the Lender's notification.

6.5      PAYMENT OF ACCRUED DEFAULT INTEREST. Subject to the other provisions of this Agreement, any interest due under this Clause shall be paid on the last day of the period by reference to which it was determined.

6.6      COMPOUNDING OF DEFAULT INTEREST. Any such interest which is not paid at the end of the period by reference to which it was determined shall thereupon be compounded.

6.7      APPLICATION TO MASTER AGREEMENT. For the avoidance of doubt this Clause
         6 does not apply to any amount payable under the Master Agreement in respect of any continuing Transaction as to which section 2(e) (Default
         Interest, Other Amounts) of the Master Agreement shall apply.

7        REPAYMENT AND PREPAYMENT

7.1      AMOUNT OF REPAYMENT INSTALMENTS. The Borrowers shall repay the Loan by
         32 equal consecutive three-monthly instalments of $1,453,125 each and a balloon instalment of $7,500,000.

7.2      REPAYMENT DATES. The first instalment shall be repaid on the date falling 3 months after the earlier of:

         (a)      the Delivery Date applicable to the last of the Ships to be delivered to its Shipowner (the "FINAL DELIVERY DATE");

         (b)      30 May 2005 (or such later date as the Lender may agree with the Borrowers),

                                       23

                  and the last instalment, along with the balloon instalment, shall be repaid on the earlier of:

         (c)      the date falling on the eighth anniversary of the Final
                  Delivery Date; and

         (d)      30 May 2013.

7.3      FINAL REPAYMENT DATE. On the final Repayment Date, the Borrowers shall additionally pay to the Lender all other sums then accrued or owing under any Finance Document.

7.4      VOLUNTARY PREPAYMENT. Subject to the following conditions, the
         Borrowers may prepay the whole or any part of the Loan on the last day of an Interest Period.

7.5      CONDITIONS FOR VOLUNTARY PREPAYMENT. The conditions referred to in
         Clause 7.4 are that:

         (a)      a partial prepayment shall be $500,000 or a multiple of
                  $500,000;

         (b)      the Lender has received from the Borrowers at least 15 days'
                  prior written notice specifying the amount to be prepaid and the date on which the prepayment is to be made; and

         (c)      the Borrowers have provided evidence satisfactory to the
                  Lender that any consent required by any Borrower or any
                  Security Party in connection with the prepayment has been
                  obtained and remains in force, and that any regulation
                  relevant to this Agreement which affects any Borrower or any
                  Security Party has been complied with.

7.6      EFFECT OF NOTICE OF PREPAYMENT. A prepayment notice may not be withdrawn or amended without the consent of the Lender and the amount specified in the prepayment notice shall become due and payable by the
         Borrowers on the date for prepayment specified in the prepayment notice.

7.7      MANDATORY PREPAYMENT. Without prejudice to the provisions of Clause 14, the Borrowers shall be obliged to prepay the relevant proportion of the
         Loan if a Ship is sold or becomes a Total Loss:

         (a)      in the case of a sale, on or before the date on which the sale is completed by delivery of the Ship to the buyer; or

         (b)      in the case of a Total Loss, on the earlier of the date
                  falling 150 days after the Total Loss Date and the date of receipt by the Security Trustee of the proceeds of insurance relating to such Total Loss,

         and in this Clause 7.7 "RELEVANT PROPORTION" means such amount necessary to ensure that following the sale or Total Loss of a Ship, the Asset Cover Ratio is equal to the Asset Cover Ratio immediately prior to the sale or Total Loss (as the case may be) of that Ship.

7.8      AMOUNTS PAYABLE ON PREPAYMENT. A prepayment shall be made together with accrued interest (and any other amount payable under Clause 20 or otherwise) in respect of the amount prepaid and, if the prepayment is not made on the last day of an Interest Period together with any sums payable under Clause 20.1(b) but without premium or penalty.

7.9      APPLICATION OF PARTIAL PREPAYMENT. Each partial prepayment shall be applied pro rata against the repayment instalments, including, without limitation, the balloon instalment, specified in Clause 7.1.

                                       24

7.10     NO REBORROWING.  No amount prepaid may be reborrowed.

8        CONDITIONS PRECEDENT

8.1      DOCUMENTS, FEES AND NO DEFAULT. The Lender's obligation to make an
         Advance is subject to the following conditions precedent:

         (a)      that, on or before the service of the first Drawdown Notice, the Lender receives the documents described in Part A of
                  Schedule 4, in form and substance satisfactory to it and its lawyers;

         (b)      that, on the each Drawdown Date but prior to the making of the relevant Advance, the Lender receives the documents described in Part B of Schedule 4 in relation to that Advance, in form and substance satisfactory to it and its lawyers;

         (c)      that, on a Drawdown Date relating to an Advance which shall be used to part-finance either "BIRGIT KOSAN" or "GAS ICE" but prior to the making of such Advance, the Lender receives (in addition to those documents described in Part B of Schedule 4 and in relation to the Ship to which such Advance relates) the documents described in Part C of Schedule 4, in form and
                  substance satisfactory to it and its lawyers;

         (d)      that, before the service of the first Drawdown Notice, the
                  Lender receives the arrangement fee referred to in Clause 19.1 and has received payment of the expenses referred to in Clause
                  19.2; and

         (e)      that both at the date of each Drawdown Notice and at each
                  Drawdown Date:

                  (i)      no Event of Default or Potential Event of Default has
                           occurred and is continuing or would result from the
                           borrowing of the relevant Advance;

                  (ii)     the representations and warranties in Clause 9.1 and
                           those of any Borrower or any Security Party which are
                           set out in the other Finance Documents would be true
                           and not misleading if repeated on each of those dates
                           with reference to the circumstances then existing;
                           and

                  (iii)    none of the circumstances contemplated by Clause 4.4
                           has occurred and is continuing; and

         (f)      that, if the ratio set out in Clause 14.1 were applied
                  immediately following the making of the Advance, the Borrowers would not be obliged to provide additional security or prepay part of the Loan under that Clause; and

         (g)      that the Lender has received, and found to be acceptable to it, any further opinions, consents, agreements and documents in connection with the Finance Documents which the Lender may request by notice to the Borrowers prior to the relevant
                  Drawdown Date.

8.2      WAIVERS OF CONDITIONS PRECEDENT. If the Lender, at its discretion, permits an Advance to be borrowed before certain of the conditions referred to in Clause 8.1 are satisfied, the Borrowers shall ensure that those conditions are satisfied within 5 Business Days after the relevant Drawdown Date (or such longer period as the Lender may specify).

                                       25

9        REPRESENTATIONS AND WARRANTIES

9.1      GENERAL. Each Borrower represents and warrants to the Lender as follows.

9.2      STATUS. Each Borrower is duly incorporated and validly existing and in good standing under the laws of its place of incorporation as indicated
         in Schedule 2.

9.3      SHARE CAPITAL AND OWNERSHIP. Each Borrower has an authorised and issued share capital as set out in Schedule 2 and the legal title and beneficial ownership of all those shares is held, free of any Security
         Interest or other claim, by the relevant Shareholder or Shareholders.

9.4      CORPORATE POWER. Each Borrower, or in the case of paragraph (a), each
         Buyer, has the corporate capacity, and has taken all corporate action and obtained all consents necessary for it:

         (a)      to execute the MOA to which it is a party, to purchase and pay for the relevant Ship under that MOA and to register that Ship in its name under the relevant flag;

         (b)      to execute the Finance Documents to which that Borrower is a party; and

         (c)      to borrow under this Agreement, to enter into Transactions under the Master Agreement and to make all the payments
                  contemplated by, and to comply with, those Finance Documents to which that Borrower is a party and the Master Agreement.

9.5      CONSENTS IN FORCE. All the consents referred to in Clause 9.4 remain in force and nothing has occurred which makes any of them liable to revocation.

9.6      LEGAL VALIDITY; EFFECTIVE SECURITY INTERESTS. The Finance Documents to
         which each Borrower is a party, do now or, as the case may be, will, upon execution and delivery (and, where applicable, registration as provided for in the Finance Documents):

         (a)      constitute that Borrower's legal, valid and binding
                  obligations enforceable against that Borrower in accordance with their respective terms; and

         (b)      create legal, valid and binding Security Interests enforceable in accordance with their respective terms over all the assets to which they, by their terms, relate,

         subject to any relevant insolvency laws affecting creditors' rights generally.

9.7      NO THIRD PARTY SECURITY INTERESTS. Without limiting the generality of
         Clause 9.6, at the time of the execution and delivery of each Finance
         Document:

         (a)      each Borrower which is a party to that Finance Document will have the right to create all the Security Interests which that
                  Finance Document purports to create; and

         (b)      no third party will have any Security Interest (except for
                  Permitted Security Interests) or any other interest, right or claim over, in or in relation to any asset to which any such
                  Security Interest, by its terms, relates.

9.8      NO CONFLICTS. The execution by each Borrower of each Finance Document to which it is a party, and the borrowing by that Borrower of the Loan, and its compliance with each Finance Document to which it is a party will not involve or lead to a contravention of:

         (a)      any law or regulation; or

                                       26

         (b)      the constitutional documents of that Borrower; or

         (c)      any contractual or other obligation or restriction which is binding on that Borrower or any of its assets.

9.9      NO WITHHOLDING TAXES. All payments which each Borrower is liable to make under the Finance Documents to which it is a party may be made without deduction or withholding for or on account of any tax payable under any law of any Pertinent Jurisdiction.

9.10     NO DEFAULT. No Event of Default or Potential Event of Default has
         occurred and is continuing.

9.11     INFORMATION. All information which has been provided in writing by or on behalf of the Borrowers or any Security Party to the Lender in
         connection with any Finance Document satisfied the requirements of
         Clause 10.5; all audited and unaudited accounts which have been so provided satisfied the requirements of Clause 10.7; and there has been no material adverse change in the financial position or state of affairs of any Borrower from that disclosed in the latest of those accounts.

9.12     NO LITIGATION. No legal or administrative action involving any Borrower
         (including, in the case of each Shipowner, action relating to any alleged or actual breach of the ISM Code) has been commenced or taken or, to any Borrower's knowledge, is likely to be commenced or taken.

9.13     VALIDITY AND COMPLETENESS OF MOAS. Each MOA constitutes valid, binding and enforceable obligations of the parties thereto respectively in accordance with their terms; and:

         (a)      each copy of an MOA delivered to the Lender before the date of this Agreement is a true and complete copy of such MOA
                  (including, without limitation, any addenda thereto); and

         (b)      no amendments or additions to any MOA have been agreed nor has any Buyer or any Seller waived any of their respective rights under an MOA.

9.14     NO REBATES ETC. There is no agreement or understanding to allow or pay any rebate, premium, commission, discount or other benefit or payment
         (howsoever described) to any Buyer, any Seller or any third party in connection with the purchase by a Buyer of a Ship other than as disclosed to the Lender in writing on or prior to the date of this
         Agreement.

9.15     COMPLIANCE WITH CERTAIN UNDERTAKINGS. At the date of this Agreement, the Borrowers are in compliance with Clauses 10.2, 10.4, 10.9 and
         10.13.

9.16     TAXES PAID. Each Borrower has paid all taxes applicable to, or imposed on or in relation to that Borrower, its business and, in the case of a
         Borrower which is a Shipowner, the Ship owned by it.

9.17     ISM CODE COMPLIANCE. All requirements of the ISM Code as they relate to the Shipowners, the Approved Manager, the Bareboat Charterer and each
         Ship have been complied with.

10       GENERAL UNDERTAKINGS

10.1     GENERAL. Each Borrower undertakes with the Lender to comply, or, in the case of Clauses 10.17 and 10.18, procure the compliance by the Holding
         Company, with the

                                       27

         following provisions of this Clause 10 at all times during the Security
         Period, except as the Lender may otherwise permit.

10.2     TITLE; NEGATIVE PLEDGE.  Each Shipowner will:

         (a)      hold the legal title to, and own the entire beneficial
                  interest in the Ship owned by it, her Insurances and Earnings, free from all Security Interests and other interests and
                  rights of every kind, except for those created by the Finance
                  Documents and the effect of assignments contained in the
                  Finance Documents and except for Permitted Security Interests;
                  and

         (b)      not create or permit to arise any Security Interest (except for Permitted Security Interests) over any other asset,
                  present or future including, but not limited to, the
                  Borrowers' rights against the Lender under the Master
                  Agreement or all or any part of the Borrowers' interest in any amount payable to the Borrowers by the Lender under the Master
                  Agreement.

10.3     NO DISPOSAL OF ASSETS. No Borrower will transfer, lease or otherwise dispose of:

         (a)      all or a substantial part of its assets, whether by one
                  transaction or a number of transactions, whether related or not; or

         (b)      any debt payable to it or any other right (present, future or contingent right) to receive a payment, including any right to damages or compensation.

10.4     NO OTHER LIABILITIES OR OBLIGATIONS TO BE INCURRED. No Borrower will incur any liability or obligation except liabilities and obligations:

         (a)      under the Finance Documents to which it is a party;

         (b)      in the case of a Buyer pursuant to the MOA to which it is a party;

         (c)      in the case of each Shipowner, liabilities or obligations
                  reasonably incurred in the ordinary course of operating and chartering the Ship owned by it; and

         (d)      in the case of the Holding Company liabilities or obligations reasonably incurred in the ordinary course of its business.

10.5     INFORMATION PROVIDED TO BE ACCURATE. All financial and other information which is provided in writing by or on behalf of a Borrower under or in connection with any Finance Document will be true and not misleading and will not omit any material fact or consideration.

10.6     PROVISION OF FINANCIAL STATEMENTS. The Borrowers will send to the
         Lender:

         (a)      as soon as possible, but in no event later than 180 days after the end of each financial year of the Holding Company, the audited consolidated accounts of the Group; and

         (b)      as soon as possible, but in no event later than 90 days after the end of each half year in each financial year of the
                  Holding Company, the unaudited management accounts of the
                  Group in a format approved by the Lender, which are certified as to their correctness by the chief financial officer of the
                  Holding Company,

         in each case together with a certificate signed by the chief financial officer of the Holding Company confirming that the Holding Company is as at the date of that certificate in

                                       28

         compliance with the financial covenants specified in Clauses 10.17 and
         10.18 and that the Asset Cover Ratio is above 1.25:1.

10.7     FORM OF FINANCIAL STATEMENTS. All accounts (audited and unaudited)
         delivered under Clause 10.6 will:

         (a)      be prepared in accordance with all applicable laws and
                  generally accepted accounting principles consistently applied;

         (b)      give a true and fair view of the state of affairs of the
                  relevant parties at the date of those accounts and of their profit for the period to which those accounts relate; and

         (c)      fully disclose or provide for all significant liabilities of the Group.

10.8     SHAREHOLDER AND CREDITOR NOTICES. Each Borrower will send to the
         Lender, at the same time as they are despatched, copies of all communications which are despatched to that Borrower's shareholders or creditors or any class of them.

10.9     CONSENTS. Each Borrower will maintain in force and promptly obtain or renew, and will promptly send certified copies to the Lender of, all consents required:

         (a)      for that Borrower to perform its obligations under any Finance
                  Document and any MOA to which it is a party;

         (b)      for the validity or enforceability of any Finance Document to which it is a party; and

         (c)      if that Borrower is a Shipowner, for that Borrower to continue to own and operate the Ship owned by it, and

         (d)      if that Borrower is Industrial or Ventspils, for it to
                  continue to perform its obligations under the relevant
                  Bareboat Charter,

         and that Borrower will comply with the terms of all such consents.

10.10    MAINTENANCE OF SECURITY INTERESTS.  Each Borrower will:

         (a)      at its own cost, do all that it reasonably can to ensure that any Finance Document validly creates the obligations and the
                  Security Interests which it purports to create; and

         (b)      without limiting the generality of paragraph (a), at its own cost, promptly register, file, record or enrol any Finance
                  Document with any court or authority in all Pertinent
                  Jurisdictions, pay any stamp, registration or similar tax in all Pertinent Jurisdictions in respect of any Finance
                  Document, give any notice or take any other step which may be or has become necessary or desirable for any Finance Document to be valid, enforceable or admissible in evidence or to
                  ensure or protect the priority of any Security Interest which it creates.

10.11    NOTIFICATION OF LITIGATION. Each Borrower will provide the Lender with details of any legal or administrative action involving that Borrower, any Security Party, the Approved Manager or, in the case of each
         Shipowner, the Ship owned by it, her Earnings or her Insurances and, in the case of each of Industrial and Ventspils, the relevant Bareboat
         Charterer, as soon as such action is instituted or it becomes apparent to that Borrower that it is likely to be instituted, unless it is clear that the legal or administrative action cannot be considered material in the context of any Finance Document.

                                       29

10.12    NO AMENDMENT TO MOA. No Buyer will agree to any amendment or supplement to, or waive or fail to enforce, the MOA to which it is a party or any of its provisions.

10.13    PRINCIPAL PLACE OF BUSINESS. Each Borrower will maintain its place of business, and keep its corporate documents and records, at the address stated in Clause 27.2; and no Borrower will establish, or do anything as a result of which it would be deemed to have, a place of business in the United Kingdom or the United States of America.

10.14    CONFIRMATION OF NO DEFAULT. Each Borrower will, within 2 Business Days after service by the Lender of a written request, serve on the Lender a notice which is signed by the director of that Borrower and which:

         (a)      states that no Event of Default or Potential Event of Default has occurred; or

         (b)      states that no Event of Default or Potential Event of Default has occurred, except for a specified event or matter, of which all material details are given.

10.15    NOTIFICATION OF DEFAULT. Each Borrower will notify the Lender as soon as that Borrower becomes aware of:

         (a)      the occurrence of an Event of Default or a Potential Event of
                  Default; or

         (b)      any matter which indicates that an Event of Default or a
                  Potential Event of Default may have occurred,

         and will keep the Lender fully up-to-date with all developments.

10.16    PROVISION OF FURTHER INFORMATION. Each Borrower will, as soon as practicable after receiving the request, provide the Lender with any additional financial or other information relating:

         (a)      any Borrower, any Ship, any Earnings, or any Insurances or
                  either Bareboat Charterer; or

         (b)      to any other matter relevant to, or to any provision of, a
                  Finance Document,

         which may be requested by the Lender at any time.

10.17    MINIMUM CASH BALANCE. For the duration of the Security Period, the members of the Group will maintain cash deposits with the Lender, free of Security Interests except in favour of the Lender pursuant to this
         Agreement and the other Finance Documents, in an aggregate amount of not less than $3,000,000.

10.18    LEVERAGE OF HOLDING COMPANY. The Holding Company shall ensure that the ratio of Total Long Term Debt to Total Assets shall not exceed 0.80:1 at any time.

11       CORPORATE UNDERTAKINGS

11.1     GENERAL. Each Borrower also undertakes with the Lender to comply with the following provisions of this Clause 11 at all times during the
         Security Period except as the Lender may otherwise permit.

11.2     MAINTENANCE OF STATUS. Each Borrower will maintain its separate corporate existence and remain in good standing under the laws of its place of incorporation indicated in Schedule 2.

                                       30

11.3     NEGATIVE UNDERTAKINGS.  No Borrower will:

         (a)      carry on any business other than, in the case of a Shipowner, the ownership, chartering and operation of the Ship owned by it and, in the case of the Holding Company, investing in
                  companies which own or are to acquire LPG carriers; or

         (b)      pay any dividend or make any other form of distribution or effect any form of redemption, purchase or return of share capital except in accordance with Clause 11.4; or

         (c)      provide any form of credit or financial assistance to:

                  (i)      a person who is directly or indirectly interested in
                           that Borrower's share or loan capital; or

                  (ii)     any company in or with which such a person is
                           directly or indirectly interested or connected,

         or enter into any transaction with or involving such a person or company on terms which are, in any respect, less favourable to that
         Borrower than those which it could obtain in a bargain made at arms'
         length;

(d)      open or maintain any account with any bank or financial institution except (i) accounts with the Lender for the purposes of the Finance
         Documents if that Borrower is a Shipowner, (ii) accounts with any other bank or financial institution notified in writing to the Lender in the case of the Holding Company and (iii) the existing account opened by
         Geneve and held in its name with Alpha Bank,

         PROVIDED THAT the exemption set out in sub-paragraph (iii) of this
         Clause 11.3(d) shall be without prejudice to the obligations of Geneve under Clause 17.1;

         (e)      issue, allot or grant any person a right to any shares in its capital or repurchase or reduce its issued share capital;

         (f)      acquire any shares or other securities other than US or UK
                  Treasury bills and certificates of deposit issued by major
                  North American or European banks, or enter into any
                  transaction in a derivative; or

         (g)      enter into any form of amalgamation, merger or de-merger or any form of reconstruction or reorganisation.

11.4     PAYMENT OF DIVIDENDS. Subject to no Event of Default having occurred, the Borrowers may in any financial year, declare and pay by way of dividends an amount of up to 50 per cent. of the Excess Cash Flow of the Group for that financial year.

12       INSURANCE

12.1     GENERAL. Each Borrower also undertakes with the Lender to comply, or as the case may be, procure compliance, with the following provisions of this Clause 12 at all times during the Security Period except as the
         Lender may otherwise permit.

12.2     MAINTENANCE OF OBLIGATORY INSURANCES. Each Shipowner shall keep the
         Ship owned by it insured at the expense of that Shipowner against:

         (a)      fire and usual marine risks (including hull and machinery and excess risks);

         (b)      war risks;

         (c)      protection and indemnity risks; and

                                       31

         (d)      any other risks against which the Lender considers, having regard to practices and other circumstances prevailing at the relevant time, it would in the opinion of the Lender be
                  reasonable for that Shipowner to insure and which are
                  specified by the Lender by notice to that Shipowner.

12.3     TERMS OF OBLIGATORY INSURANCES. Each Shipowner shall effect such insurances:

         (a)      in Dollars;

         (b)      in the case of fire and usual marine risks and war risks, in an amount on an agreed value basis at least the greater of (i)
                  such amount, which when aggregated with the amount for which any other Ship then subject to a Mortgage is insured, is equal to 130 per cent. of the aggregate of the Loan and the Swap
                  Exposure and (ii) the market value of the Ship owned by it;
                  and

         (c)      in the case of oil pollution liability risks, for an aggregate amount equal to the highest level of cover from time to time available under basic protection and indemnity club entry
                  (with the international group of protection and indemnity
                  clubs) and in the international marine insurance market
                  (currently $1,000,000,000);

         (d)      in relation to protection and indemnity risks in respect of the full tonnage of the Ship owned by it;

         (e)      on approved terms; and

         (f)      through approved brokers and with approved insurance companies and/or underwriters or, in the case of war risks and
                  protection and indemnity risks, in approved war risks and
                  protection and indemnity risks associations.

12.4     FURTHER PROTECTIONS FOR THE LENDER. In addition to the terms set out in
         Clause 12.3, each Shipowner shall procure that the obligatory insurances shall:

         (a)      whenever the Lender requires, name (or be amended to name) the
                  Lender as additional named assured for its rights and
                  interests, warranted no operational interest and with full waiver of rights of subrogation against the Lender, but
                  without the Lender thereby being liable to pay (but having the right to pay) premiums, calls or other assessments in respect of such insurance;

         (b)      name the Lender as loss payee with such directions for payment as the Lender may specify;

         (c)      provide that all payments by or on behalf of the insurers
                  under the obligatory insurances to the Lender shall be made without set-off, counterclaim or deductions or condition
                  whatsoever;

         (d)      provide that such obligatory insurances shall be primary
                  without right of contribution from other insurances which may be carried by the Lender;

         (e)      provide that the Lender may make proof of loss if any of the
                  Shipowners fail to do so.

                                       32

12.5     RENEWAL OF OBLIGATORY INSURANCES.  Each Shipowner shall:

         (a)      at least 7 days before the expiry of any obligatory insurance effected by it:

                  (i)      notify the Lender of the brokers (or other insurers)
                           and any protection and indemnity or war risks
                           association through or with whom that Borrower
                           proposes to renew that obligatory insurance and of
                           the proposed terms of renewal; and

                  (ii)     obtain the Lender's approval to the matters referred
                           to in paragraph (i);

         (b)      at least 7 days before the expiry of any obligatory insurance effected by it, renew that obligatory insurance in accordance with the Lender's approval pursuant to paragraph (a); and

         (c)      procure that the approved brokers and/or the war risks and protection and indemnity associations with which such a
                  renewal is effected shall promptly after the renewal notify the Lender in writing of the terms and conditions of the
                  renewal.

12.6     COPIES OF POLICIES; LETTERS OF UNDERTAKING. Each Shipowner shall ensure that all approved brokers provide the Lender with pro forma copies of all policies relating to the obligatory insurances which they are to effect or renew and of a letter or letters or undertaking in a form required by the Lender and including undertakings by the approved brokers that:

         (a)      they will have endorsed on each policy, immediately upon
                  issue, a loss payable clause and a notice of assignment
                  complying with the provisions of Clause 12.4;

         (b)      they will hold such policies, and the benefit of such
                  insurances, to the order of the Lender in accordance with the said loss payable clause;

         (c)      they will advise the Lender immediately of any material change to the terms of the obligatory insurances;

         (d)      they will notify the Lender, not less than 14 days before the expiry of the obligatory insurances, in the event of their not having received notice of renewal instructions from that
                  Shipowner or its agents and, in the event of their receiving instructions to renew, they will promptly notify the Lender of the terms of the instructions; and

         (e)      they will not set off against any sum recoverable in respect of a claim relating to the Ship owned by that Shipowner under such obligatory insurances any premiums or other amounts due to them or any other person whether in respect of that Ship or otherwise, they waive any lien on the policies, or any sums received under them, which they might have in respect of such premiums or other amounts, and they will not cancel such
                  obligatory insurances by reason of non-payment of such
                  premiums or other amounts, and will arrange for a separate policy to be issued in respect of that Ship forthwith upon being so requested by the Lender.

12.7     COPIES OF CERTIFICATES OF ENTRY. Each Shipowner shall ensure that any protection and indemnity and/or war risks associations in which the
         Ship owned by it is entered provides the Lender with:

         (a)      a certified copy of the certificate of entry for that Ship;

         (b)      a letter or letters of undertaking in such form as may be
                  required by the Lender; and

         (c)      a certified copy of each certificate of financial
                  responsibility for pollution by oil or other Environmentally
                  Sensitive Material issued by the relevant certifying authority in relation to that Ship.

                                       33

12.8     DEPOSIT OF ORIGINAL POLICIES. Each Shipowner shall ensure that all policies relating to obligatory insurances effected by it are deposited with the approved brokers through which the insurances are effected or renewed.

12.9     PAYMENT OF PREMIUMS. Each Shipowner shall punctually pay all premiums or other sums payable in respect of the obligatory insurances effected by it and produce all relevant receipts when so required by the Lender.

12.10    GUARANTEES. Each Shipowner shall ensure that any guarantees required by a protection and indemnity or war risks association are promptly issued and remain in full force and effect.

12.11    COMPLIANCE WITH TERMS OF INSURANCES. No Shipowner shall do nor omit to do (nor permit to be done or not to be done) any act or thing which would or might render any obligatory insurance invalid, void, voidable or unenforceable or render any sum payable under an obligatory insurance repayable in whole or in part; and, in particular:

         (a)      each Shipowner shall take all necessary action and comply with all requirements which may from time to time be applicable to the obligatory insurances, and (without limiting the
                  obligation contained in Clause 12.7(c)) ensure that the
                  obligatory insurances are not made subject to any exclusions or qualifications to which the Lender has not given its prior approval;

         (b)      no Shipowner shall make any changes relating to the
                  classification or classification society or manager or
                  operator of the Ship owned by it approved by the underwriters of the obligatory insurances;

         (c)      each Shipowner shall make (and promptly supply copies to the
                  Lender of) all quarterly or other voyage declarations which may be required by the protection and indemnity risks
                  association in which the Ship owned by it is entered to
                  maintain cover for trading to the United States of America and
                  Exclusive Economic Zone (as defined in the United States Oil
                  Pollution Act 1990 or any other applicable legislation); and

         (d)      no Shipowner shall employ the Ship owned by it, nor allow it to be employed, otherwise than in conformity with the terms and conditions of the obligatory insurances, without first obtaining the consent of the insurers and complying with any requirements (as to extra premium or otherwise) which the
                  insurers specify.

12.12    ALTERATION TO TERMS OF INSURANCES. No Shipowner shall either make or agree to any alteration to the terms of any obligatory insurance nor waive any right relating to any obligatory insurance.

12.13    SETTLEMENT OF CLAIMS. No Shipowner shall settle, compromise or abandon any claim under any obligatory insurance for Total Loss or for a Major
         Casualty, and shall do all things necessary and provide all documents, evidence and information to enable the Lender to collect or recover any moneys which at any time become payable in respect of the obligatory insurances.

12.14    PROVISION OF COPIES OF COMMUNICATIONS. Each Shipowner shall provide the
         Lender, at the time of each such communication, copies of all written communications between that Shipowner and:

         (a)      the approved brokers; and

         (b)      the approved protection and indemnity and/or war risks
                  associations; and

                                       34

         (c)      the approved insurance companies and/or underwriters, which relate directly or indirectly to:

                  (i)      that Shipowner's obligations relating to the
                           obligatory insurances including, without limitation,
                           all requisite declarations and payments of additional
                           premiums or calls; and

                  (ii)     any credit arrangements made between that Shipowner
                           and any of the persons referred to in paragraphs (a)
                           or (b) relating wholly or partly to the effecting or
                           maintenance of the obligatory insurances.

12.15    PROVISION OF INFORMATION. In addition, each Shipowner shall promptly provide the Lender (or any persons which it may designate) with any information which the Lender (or any such designated person) requests for the purpose of:

         (a)      obtaining or preparing any report from an independent marine insurance broker as to the adequacy of the obligatory
                  insurances effected or proposed to be effected; and/or

         (b)      effecting, maintaining or renewing any such insurances as are referred to in Clause 12.16 below or dealing with or
                  considering any matters relating to any such insurances,

         and the Shipowners shall, forthwith upon demand, indemnify the Lender in respect of all fees and other expenses incurred by or for the account of the Lender in connection with any such report as is referred to in paragraph (a).

12.16    MORTGAGEE'S INTEREST AND ADDITIONAL PERILS. The Lender shall be entitled from time to time to effect, maintain and renew a mortgagee's interest additional perils insurance in respect of any Ship, a mortgagee's political risks insurance and a mortgagee's interest marine insurance in such amounts, on such terms, through such insurers and generally in such manner as the Lender may from time to time consider appropriate and the Borrowers shall upon demand fully indemnify the
         Lender in respect of all premiums and other expenses which are incurred in connection with or with a view to effecting, maintaining or renewing any such insurance or dealing with, or considering, any matter arising out of any such insurance.

13       SHIP COVENANTS

13.1     GENERAL. Each Borrower also undertakes with the Lender to comply with, or to procure compliance with (as the case may be), with the following provisions of this Clause 13 at all times during the Security Period, except as the Lender may otherwise permit.

13.2     SHIP'S NAME AND REGISTRATION. Each Shipowner shall keep the Ship owned by it registered in its name at the ship registry and port indicated in
         Schedule 3, shall not do or allow to be done anything as a result of which such registration might be cancelled or imperilled; and shall not change the name or port of registry of the Ship owned by it.

13.3     REPAIR AND CLASSIFICATION. Each Shipowner shall keep the Ship owned by it in a good and safe condition and state of repair:

         (a)      consistent with first-class ship ownership and management
                  practice;

         (b)      so as to maintain that Ship's present class (namely that
                  indicated in Schedule 3) free of overdue recommendations and conditions affecting the Ship's class; and

                                       35

         (c)      so as to comply with all laws and regulations applicable to vessels registered at ports in the flag state relevant to that
                  Ship or to vessels trading to any jurisdiction to which that
                  Ship may trade from time to time, including but not limited to the ISM Code.

13.4     MODIFICATION. No Shipowner shall make or allow any modification or repairs to, or replacement of, any Ship or equipment installed on the
         Ship which would or might materially alter the structure, type or performance characteristics of any Ship or materially reduce its value.

13.5     REMOVAL OF PARTS. No Shipowner shall remove or allow the removal of any material part of any Ship, or any item of equipment installed on any
         Ship, unless the part or item so removed is forthwith replaced by a suitable part or item which is in the same condition as or better condition than the part or item removed, is free from any Security
         Interest or any right in favour of any person other than the Lender and becomes on installation on the relevant Ship the property of the relevant Shipowner and subject to the security constituted by the relevant Mortgage PROVIDED THAT a Shipowner may install equipment owned by a third party if the equipment can be removed without any risk of damage to the Ship owned by it.

13.6     SURVEYS. Each Shipowner shall submit the Ship owned by it regularly to all periodical or other surveys which may be required for
         classification purposes and, if so required by the Lender provide the
         Lender, with copies of all survey reports.

13.7     INSPECTION. Each Shipowner shall permit the Lender (by surveyors or other persons appointed by it for that purpose) to board the Ship owned by it at all reasonable times to inspect its condition or to satisfy themselves about proposed or executed repairs and shall afford all proper facilities for such inspections.

13.8     PREVENTION OF AND RELEASE FROM ARREST. Each Shipowner shall promptly discharge:

         (a)      all liabilities which give or may give rise to maritime or possessory liens on or claims enforceable against the Ship owned by it, her Earnings or her Insurances;

         (b)      all taxes, dues and other amounts charged in respect of the
                  Ship owned by it, her Earnings or her Insurances; and

         (c)      all other outgoings whatsoever in respect of the Ship owned by it, her Earnings or her Insurances,

         and, forthwith upon receiving notice of the arrest of the Ship owned by it, or of its detention in exercise or purported exercise of any lien or claim, that Borrower shall procure its release by providing bail or otherwise as the circumstances may require.

13.9     COMPLIANCE WITH LAWS ETC.  Each Shipowner shall:

         (a)      comply, or procure compliance with the ISM Code, all
                  Environmental Laws and all other laws or regulations relating to the Ship owned by it, its ownership, operation and
                  management or to the business of that Shipowner;

         (b)      not employ the Ship owned by it nor allow its employment in any manner contrary to any law or regulation in any relevant jurisdiction including but not limited to the ISM Code; and

         (c)      in the event of hostilities in any part of the world (whether war is declared or not), not cause or permit the Ship owned by it to enter or trade to any zone which is declared a war zone by any government or by the Ship's war risks insurers unless the prior written

                                       36

                  consent of the Lender has been given and that Shipowner has
                  (at its expense) effected any special, additional or modified insurance cover which the Lender may require.

13.10    PROVISION OF INFORMATION. Each Borrower shall promptly provide the
         Lender with any information which it requests regarding:

         (a)      the Ship owned by it, its employment, position and
                  engagements;

         (b)      the Earnings and payments and amounts due to the master and crew of the Ship owned by it;

         (c)      any expenses incurred, or likely to be incurred, in connection with the operation, maintenance or repair of the Ship owned by it and any payments made in respect of that Ship;

         (d)      any towages and salvages;

         (e)      its compliance, the Approved Manager's compliance the
                  compliance of the Ship owned by it and (in the case of each of
                  "BIRGIT KOSAN" and "GAS ICE"), the relevant Bareboat
                  Charterer's compliance, with the ISM Code,

         and, upon the Lender's request, provide copies of any current charter relating to the Ship owned by it, of any current charter guarantee and of the Ship's Document of Compliance.

13.11    NOTIFICATION OF CERTAIN EVENTS. Each Shipowner shall immediately notify the Lender by fax, confirmed forthwith, by letter of:

         (a)      any casualty which is or is likely to be or to become a Major
                  Casualty;

         (b)      any occurrence as a result of which the Ship owned by it has become or is, by the passing of time or otherwise, likely to become a Total Loss;

         (c)      any requirement or recommendation made by any insurer or
                  classification society or by any competent authority which is not immediately complied with;

         (d)      any arrest or detention of the Ship owned by it, any exercise or purported exercise of any lien on that Ship or its Earnings or any requisition of that Ship for hire;

         (e)      any intended dry docking of the Ship owned by it;

         (f)      any Environmental Claim made against that Shipowner or in
                  connection with the Ship owned by it, or any Environmental
                  Incident;

         (g)      any claim for breach of the ISM Code being made against that
                  Shipowner, the Approved Manager or a Bareboat Charterer (as
                  the case may be) or otherwise in connection with the Ship
                  owned by it; or

         (h)      any other matter, event or incident, actual or threatened, the effect of which will or could lead to the ISM Code not being complied with,

         and that Shipowner shall keep the Lender advised in writing on a regular basis and in such detail as the Lender shall require of that
         Shipowner's, the Approved Manager's, a Bareboat Charterer's or any
         other person's response to any of those events or matters.

                                       37

13.12    RESTRICTIONS ON CHARTERING, APPOINTMENT OF MANAGERS ETC. No Shipowner
         shall, in relation to the Ship owned by it:

         (a)      other than, in the case of each of "BIRGIT KOSAN" and "GAS
                  ICE", pursuant to the relevant Bareboat Charter, let that Ship on demise charter for any period;

         (b)      other than, in the case of "GAS ARCTIC", pursuant to the GAS
                  ARCTIC Time Charterparty, enter into any time or consecutive voyage charter in respect of that Ship for a term which
                  exceeds, or which by virtue of any optional extensions may exceed, 13 months;

         (c)      enter into any charter in relation to that Ship under which more than 2 months' hire (or the equivalent) is payable in advance;

         (d)      charter that Ship otherwise than on bona fide arm's length terms at the time when that Ship is fixed;

         (e)      appoint a manager of that Ship other than the Approved Manager or agree to any alteration to the terms of the Approved
                  Manager's appointment;

         (f)      de-activate or lay up that Ship; or

         (g)      put that Ship into the possession of any person for the
                  purpose of work being done upon her in an amount exceeding or likely to exceed $500,000 (or the equivalent in any other
                  currency) unless that person has first given to the Lender and in terms satisfactory to it a written undertaking not to
                  exercise any lien on that Ship or the Earnings for the cost of such work or any other reason.

13.13    NOTICE OF MORTGAGE.  Each Shipowner shall:

         (a)      keep the relevant Mortgage registered against the Ship owned by it as a valid first priority or first preferred mortgage;
                  and

         (b)      carry on board that Ship a certified copy of the relevant
                  Mortgage and place and maintain in a conspicuous place in the navigation room and the Master's cabin of that Ship a framed printed notice stating that that Ship is mortgaged by that
                  Shipowner to the Lender.

13.14    SHARING OF EARNINGS. No Borrower shall enter into any agreement or arrangement for the sharing of any Earnings.

13.15    TIME CHARTER ASSIGNMENT. If any Borrower enters into any Charter
         (subject to obtaining the consent of the Lender in accordance with
         Clause 13.13(b)), the relevant Borrower shall, at the request of the
         Lender, execute in favour of the Lender a Charter Assignment in relation to such Charter, and shall deliver to the Lender such other documents equivalent to those referred to at paragraphs 3, 4 and 5 of
         Part A of Schedule 4 hereof as the Lender may require.

13.16    COMPLIANCE WITH INSURANCE AND SHIP COVENANTS. Each of Industrial and
         Ventspils shall procure the performance by Lauritzen and Finaval respectively of all the covenants and undertakings to be observed, performed and complied with, by or on behalf of each of Industrial and
         Ventspils respectively under Clause 12 (other than Clause 12.16) and
         Clause 13 and, to the extent that each Bareboat Charterer duly performs and discharges its obligations set out in this Clause 13.16 or to the further extent that each Bareboat Charterer, by its performance of the relevant Bareboat Charter, performs and discharges further obligations of Industrial or Ventspils (as the case may be) contained in the
         Finance Documents, then such performance and discharge shall, to that extent, be deemed due performance and discharge of Industrial's or
         Ventspil's obligations (as the case may be) under the Finance
         Documents.

                                       38

14       SECURITY COVER

14.1     MINIMUM REQUIRED SECURITY COVER. Clause 14.2 applies if the Lender notifies the Borrowers that the Asset Cover Ratio is below 1.25 to 1.

14.2     PROVISION OF ADDITIONAL SECURITY; PREPAYMENT. If the Lender serves a notice on the Borrowers under Clause 14.1, the Borrowers shall, within
         1 month after the date on which the Lender's notice is served, either:

         (a)      provide, or ensure that a third party provides, additional security which, in the reasonable opinion of the Lender, has a net realisable value at least equal to the shortfall in the
                  Asset Cover Ratio and is documented in such terms as the
                  Lender may approve or require; or

         (b)      prepay such part (at least) of the Loan as will eliminate the shortfall in the Asset Cover Ratio.

14.3     VALUATION OF SHIPS. The market value of a Ship at any date is that shown by the arithmetic average of two valuations, each prepared:

         (a)      as at a date not more than 14 days previously;

         (b)      by an independent sale and purchase shipbroker which the
                  Lender has approved or appointed for the purpose;

         (c)      with or without physical inspection of the Ship (as the Lender may require);

         (d)      on the basis of a sale for prompt delivery for cash on normal arm's length commercial terms as between a willing seller and a willing buyer, free of any existing charter or other
                  contract of employment; and

         (e)      after deducting the estimated amount of the usual and
                  reasonable expenses which would be incurred in connection with the sale.

14.4     VALUE OF ADDITIONAL VESSEL SECURITY. The net realisable value of any additional security which is provided under Clause 14.2 and which consists of a Security Interest over a vessel shall be that shown by a valuation complying with the requirements of Clause 14.3.

14.5     VALUATIONS BINDING. Any valuation under Clause 14.2, 14.3 or 14.4 shall be binding and conclusive as regards the Borrowers, as shall be any valuation which the Lender makes of any additional security which does not consist of or include a Security Interest.

14.6     PROVISION OF INFORMATION. The Borrowers shall promptly provide the
         Lender and any shipbroker or expert acting under Clause 14.3 or 14.4 with any information which the Lender or the shipbroker or expert may request for the purposes of the valuation; and, if the Borrowers fail to provide the information by the date specified in the request, the valuation may be made on any basis and assumptions which the shipbroker or the Lender (or the expert appointed by it) considers prudent.

14.7     PAYMENT OF VALUATION EXPENSES. Without prejudice to the generality of the Borrowers' obligations under Clauses 19.2, 19.3 and 20.3, the
         Borrowers shall, on demand, pay the Lender the amount of the fees and expenses of any shipbroker or expert instructed by the Lender under this Clause and all legal and other expenses incurred by the Lender in connection with any matter arising out of this Clause.

                                       39

14.8     APPLICATION OF PREPAYMENT. Clause 7 shall apply in relation to any prepayment pursuant to Clause 14.2(b).

15       PAYMENTS AND CALCULATIONS

15.1     CURRENCY AND METHOD OF PAYMENTS. All payments to be made by any
         Borrower to the Lender under a Finance Document shall be made to the
         Lender:

         (a)      by not later than 11.00 a.m. (New York City time) on the due date;

         (b)      in same day Dollar funds settled through the New York Clearing
                  House Interbank Payments System (or in such other Dollar funds and/or settled in such other manner as the Lender shall
                  specify as being customary at the time for the settlement of international transactions of the type contemplated by this
                  Agreement); and

         (c)      to the account of the Lender at ABN AMRO Bank N.V. of 355
                  Madison Avenue, New York NY 10117, U.S.A. (SWIFT address:
                  ABNAUS33; Account No. 637070342741), or to such other account with such other bank as the Lender may from time to time
                  notify to the Borrowers.

15.2     PAYMENT ON NON-BUSINESS DAY. If any payment by any Borrower under a
         Finance Document would otherwise fall due on a day which is not a
         Business Day:

         (a)      the due date shall be extended to the next succeeding Business
                  Day; or

         (b)      if the next succeeding Business Day falls in the next calendar month, the due date shall be brought forward to the
                  immediately preceding Business Day,

         and interest shall be payable during any extension under paragraph (a)
         at the rate payable on the original due date.

15.3     BASIS FOR CALCULATION OF PERIODIC PAYMENTS. All interest and any other payments under any Finance Document which are of an annual or periodic nature shall accrue from day to day and shall be calculated on the basis of the actual number of days elapsed and a 360 day year.

15.4     LENDER ACCOUNTS. The Lender shall maintain an account showing the amounts advanced by the Lender and all other sums owing to the Lender from the Borrowers and each Security Party under the Finance Documents and all payments in respect of those amounts made by the Borrowers and any Security Party.

15.5     ACCOUNTS PRIMA FACIE EVIDENCE. If the account maintained under Clauses
         15.4 shows an amount to be owing by a Borrower or a Security Party to the Lender, that account shall be prima facie evidence that that amount is owing to the Lender.

16       APPLICATION OF RECEIPTS

16.1     NORMAL ORDER OF APPLICATION. Except as any Finance Document may
         otherwise provide, any sums which are received or recovered by the
         Lender under or by virtue of any Finance Document shall be applied:

         (a)      FIRST: in or towards satisfaction of any amounts then due and payable under the Finance Documents (or any of them) in such order of application and/or such proportions as the Lender may specify by notice to the Borrowers and the Security Parties;

                                       40

         (b)      SECONDLY: in retention of an amount equal to any amount not then due and payable under any Finance Document but which the
                  Lender, by notice to the Borrowers and the Security Parties, states in its opinion will or may become due and payable in the future and, upon those amounts becoming due and payable, in or towards satisfaction of them in accordance with the
                  provisions of this Clause; and

         (c)      THIRDLY: any surplus shall be paid to the Borrowers or to any other person appearing to be entitled to it.

16.2     VARIATION OF ORDER OF APPLICATION. The Lender may, at its reasonable discretion, by notice to the Borrowers and the Security Parties, provide for a different manner of application from that set out in
         Clause 16.1 either as regards a specified sum or sums or as regards sums in a specified category or categories.

16.3     NOTICE OF VARIATION OF ORDER OF APPLICATION. The Lender may give notices under Clause 16.2 from time to time; and such a notice may be stated to apply not only to sums which may be received or recovered in the future, but also to any sum which has been received or recovered on or after the third Business Day before the date on which the notice is served.

16.4     APPROPRIATION RIGHTS OVERRIDDEN. This Clause 16 and any notice which the Lender gives under Clause 16.2 shall override any right of appropriation possessed, and any appropriation made, by any Borrower or any Security Party.

17       APPLICATION OF EARNINGS

17.1     PAYMENT OF EARNINGS. Each Shipowner undertakes with the Lender to ensure that, throughout the Security Period:

         (a)      (subject only to the provisions of the General Assignments to which that Shipowner is a party), all the Earnings of the Ship owned by it are paid to the Earnings Account; and

         (b)      all payments by the Lender to a Borrower under each
                  Transaction are paid to the Earnings Account.

17.2     APPLICATION OF EARNINGS. Each Shipowner undertakes with the Lenders that money from time to time credited to, or for the time being standing to the credit of, the Earnings Account shall, unless and until an Event of Default or Potential Event of Default shall have occurred
         (whereupon the provisions of Clause 16.1 shall be and become applicable), be available for application in the following manner:

         (a)      in or towards meeting the costs and expenses from time to time incurred by or on behalf of the relevant Shipowner in
                  connection with the operation of the Ship owned by it;

         (b)      in or towards making payments of all amounts due and payable by the Borrowers under this Agreement other than the payments of principal and interest pursuant to Clauses 7.1 and 4.1;

         (c)      in or towards making the transfers to the Retention Account required pursuant to Clause 17.3; and

         (d)      as to any surplus from time to time arising on the Earnings
                  Account following application as aforesaid, to be paid to the relevant Shipowner or to whomsoever it may direct.

17.3     MONTHLY RETENTIONS. The Borrowers undertake with the Lender to ensure that, on the date falling one month after the date on which the final
         Drawdown Notice is served and

                                       41

         on the same day in each subsequent month throughout the Security
         Period, there is transferred to the Retention Account out of the
         Earnings received in the Earnings Account during the preceding month:

         (a)      one-third of the amount of the repayment instalment falling due under Clause 7 on the next Repayment Date; and

         (b)      the relevant fraction of the aggregate amount of interest on the Loan which is payable on the next due date for payment of interest under this Agreement.

         The "RELEVANT FRACTION" is a fraction of which the numerator is 1 and the denominator the number of months comprised in the then current
         Interest Period (or, if the period is shorter, the number of months from the later of the commencement of the current Interest Period or the last due date for payment of interest to the next due date for payment of interest under this Agreement).

17.4     SHORTFALL IN EARNINGS. If the aggregate Earnings received in the
         Earnings Account are insufficient in any month for the required amount to be transferred to the Retention Account under Clause 17.3, the
         Borrowers shall make up the amount of the insufficiency on demand from the Lender; but, without thereby prejudicing the Lender's right to make such demand at any time, the Lender may permit the Borrowers to make up all or part of the insufficiency by increasing the amount of any transfer under Clause 17.3 from the Earnings received in the next or subsequent months.

17.5     APPLICATION OF RETENTIONS. Until an Event of Default or a Potential
         Event of Default occurs, the Lender shall on each Repayment Date and on each due date for the payment of interest under this Agreement apply in accordance with Clause 15.1 so much of the balance on the Retention
         Account as equals:

         (a)      the repayment instalment due on that Repayment Date; or

         (b)      the amount of interest payable on that interest payment date,

         in discharge of the Borrowers' liability for that repayment instalment or that interest.

17.6     INTEREST ACCRUED ON RETENTION ACCOUNT. Any credit balance on the
         Retention Account shall bear interest at the rate from time to time offered by the Lender to its customers for Dollar deposits of similar amounts and for periods similar to those for which such balances appear to the Lender likely to remain on the Retention Account.

17.7     RELEASE OF ACCRUED INTEREST. Interest accruing under Clause 17.6 shall be released to the Borrowers on each Repayment Date unless an Event of
         Default or a Potential Event of Default has occurred or the then credit balance on the Retention Account is less than what would have been the balance had the full amount required by Clause 17.3 been transferred in that and each previous month.

17.8     LOCATION OF ACCOUNTS.  Each Borrower shall promptly:

         (a)      comply with any requirement of the Lender as to the location or re-location of the Earnings Account and the Retention
                  Account (or any of them); and

         (b)      execute any documents which the Lender specifies to create or maintain in favour of the Lender a Security Interest over
                  (and/or rights of set-off, consolidation or other rights in relation to) the Earnings Account and the Retention Account.

                                       42

17.9     DEBITS FOR EXPENSES ETC. The Lender shall be entitled (but not obliged)
         from time to time to debit the Earnings Account without prior notice in order to discharge any amount due and payable to it under Clause 19 or
         20 or payment of which it has become entitled to demand under Clause 19 or 20.

17.10    BORROWERS' OBLIGATIONS UNAFFECTED. The provisions of this Clause 17 (as distinct from a distribution effected under Clause 17.5) do not affect:

         (a)      the liability of the Borrowers to make payments of principal and interest on the due dates; or

         (b)      any other liability or obligation of the Borrowers or any
                  Security Party under any Finance Document.

18       EVENTS OF DEFAULT

18.1     EVENTS OF DEFAULT.  An Event of Default occurs if:

         (a)      any Borrower or any Security Party fails to pay when due or
                  (if so payable) on demand any sum payable under a Finance
                  Document or under any document relating to a Finance Document;
                  or

         (b)      any breach occurs of Clause 8.2, 10.2, 10.3, 10.17, 10.18,
                  11.2, 11.3 or 14.1; or

         (c)      any breach by any Borrower or any Security Party occurs of any provision of a Finance Document (other than a breach covered by paragraph (a) or (b)) if, in the opinion of the Lender, such default is capable of remedy and such default continues unremedied 10 days after written notice from the Lender
                  requesting action to remedy the same; or

         (d)      (subject to any applicable grace period specified in any
                  Finance Document) any breach by any of the Borrowers or any
                  Security Party occurs of any provision of a Finance Document
                  (other than a breach caused by paragraph (a), (b) or (c)); or

         (e)      any representation, warranty or statement made by, or by an officer of, a Borrower or a Security Party in a Finance
                  Document or in the Drawdown Notice or any other notice or
                  document relating to a Finance Document is untrue or
                  misleading when it is made; or

         (f)      any of the following occurs in relation to any Financial
                  Indebtedness of a Relevant Person:

                  (i)      any Financial Indebtedness of a Relevant Person is
                           not paid when due or, if so payable, on demand; or

                  (ii)     any Financial Indebtedness of a Relevant Person
                           becomes due and payable or capable of being declared
                           due and payable prior to its stated maturity date as
                           a consequence of any event of default; or

                  (iii)    a lease, hire purchase agreement or charter creating
                           any Financial Indebtedness of a Relevant Person is
                           terminated by the lessor or owner or becomes capable
                           of being terminated as a consequence of any
                           termination event; or

                  (iv)     any overdraft, loan, note issuance, acceptance
                           credit, letter of credit, guarantee, foreign exchange
                           or other facility, or any swap or other derivative
                           contract or transaction, relating to any Financial
                           Indebtedness of a Relevant Person ceases to be
                           available or becomes capable of being terminated as a
                           result of any event of default,

                                       43

                           or cash cover is required, or becomes capable of
                           being required, in respect of such a facility as a
                           result of any event of default; or

                  (v)      any Security Interest securing any Financial
                           Indebtedness of a Relevant Person becomes
                           enforceable; or

         (g)      any of the following occurs in relation to a Relevant Person:

                  (i)      a Relevant Person becomes, in the opinion of the
                           Lender, unable to pay its debts as they fall due; or

                  (ii)     any assets of a Relevant Person are subject to any
                           form of execution, attachment, arrest, sequestration
                           or distress in respect of a sum of, or sums
                           aggregating, $500,000 or more or the equivalent in
                           another currency and such execution, attachment,
                           arrest, sequestration or distress is not withdrawn
                           within 7 days of its commencement; or

                  (iii)    any administrative or other receiver is appointed
                           over any asset of a Relevant Person; or

                  (iv)     a Relevant Person makes any formal declaration of
                           bankruptcy or any formal statement to the effect that
                           it is insolvent or likely to become insolvent, or a
                           winding up or administration order is made in
                           relation to a Relevant Person, or the members or
                           directors of a Relevant Person pass a resolution to
                           the effect that it should be wound up, placed in
                           administration or cease to carry on business, save
                           that this paragraph does not apply to a fully solvent
                           winding up of a Relevant Person other than a Borrower
                           which is, or is to be, effected for the purposes of
                           an amalgamation or reconstruction previously approved
                           by the Lender and effected not later than 3 months
                           after the commencement of the winding up; or

                  (v)      a petition is presented in any Pertinent Jurisdiction
                           for the winding up or administration, or the
                           appointment of a provisional liquidator, of a
                           Relevant Person unless the petition is being
                           contested in good faith and on substantial grounds
                           and is dismissed or withdrawn within 30 days of the
                           presentation of the petition; or

                  (vi)     a Relevant Person petitions a court, or presents any
                           proposal for, any form of judicial or non-judicial
                           suspension or deferral of payments, reorganisation of
                           its debt (or certain of its debt) or arrangement with
                           all or a substantial proportion (by number or value)
                           of its creditors or of any class of them or any such
                           suspension or deferral of payments, reorganisation or
                           arrangement is effected by court order, contract or
                           otherwise; or

                  (vii)    any meeting of the members or directors of a Relevant
                           Person is summoned for the purpose of considering a
                           resolution or proposal to authorise or take any
                           action of a type described in paragraphs (iii), (iv),
                           (v) or (vi); or

                  (viii)   in a Pertinent Jurisdiction other than England, any
                           event occurs or any procedure is commenced which, in
                           the opinion of the Lender, is similar to any of the
                           foregoing; or

         (h)      any Borrower ceases or suspends carrying on its business or a part of its business which, in the opinion of the Lender, is material in the context of this Agreement; or

         (i)      it becomes unlawful in any Pertinent Jurisdiction or
                  impossible:

                  (i)      for any Borrower or any Security Party to discharge
                           any liability under a Finance Document or to comply
                           with any other obligation which the Lender considers
                           material under a Finance Document; or

                                       44

                  (ii)     for the Lender to exercise or enforce any right
                           under, or to enforce any Security Interest created
                           by, a Finance Document; or

         (j)      any consent necessary to enable any Shipowner or the Bareboat
                  Charterer to own, operate or charter the Ship owned or
                  chartered by it (as the case may be) or to enable any Borrower or any Security Party to comply with any provision which the
                  Lender considers material of a Finance Document, an MOA or the
                  Bareboat Charter is not granted, expires without being
                  renewed, is revoked or becomes liable to revocation or any condition of such a consent is not fulfilled; or

         (k)      it appears to the Lender that, without its prior consent, a change has occurred or probably has occurred after the date of this Agreement in the ultimate beneficial ownership of any of the shares in any Borrower or the Shareholders or in the
                  ultimate control of the voting rights attaching to any of
                  those shares; or

         (l)      any provision which the Lender considers material of a Finance
                  Document proves to have been or becomes invalid or
                  unenforceable, or a Security Interest created by a Finance
                  Document proves to have been or becomes invalid or
                  unenforceable or such a Security Interest proves to have
                  ranked after, or loses its priority to, another Security
                  Interest or any other third party claim or interest; or

         (m)      the security constituted by a Finance Document is in any way imperilled or in jeopardy; or

         (n)      an Event of Default (as defined in Section 14 of the Master
                  Agreement) occurs;

         (o)      the Master Agreement is terminated, cancelled, suspended,
                  rescinded or revoked or otherwise ceases to remain in full force and effect for any reason except with the consent of the
                  Lender; or

         (p)      any other event occurs or any other circumstances arise or develop including, without limitation:

                  (i)      a change in the financial position, state of affairs
                           or prospects of any Borrower or any Shareholder; or

                  (ii)     any accident or other event involving any Ship or
                           another vessel owned, chartered or operated by a
                           Relevant Person,

         in the light of which the Lender considers that there is a significant risk that the Borrowers are, or will later become, unable to discharge their liabilities under the Finance Documents as they fall due.

18.2     ACTIONS FOLLOWING AN EVENT OF DEFAULT. On, or at any time after, the occurrence of an Event of Default the Lender may:

         (a)      serve on the Borrowers a notice stating that all obligations of the Lender to the Borrowers under this Agreement are
                  terminated; and/or

         (b)      serve on the Borrowers a notice stating that the Loan, all accrued interest and all other amounts accrued or owing under this Agreement are immediately due and payable or are due and payable on demand; and/or

         (c)      take any other action which, as a result of the Event of
                  Default or any notice served under paragraph (a) or (b), the
                  Lender is entitled to take under any Finance Document or any applicable law.

                                       45

18.3     TERMINATION OF COMMITMENT. On the service of a notice under Clause
         18.2(a) the Commitment, and all other obligations of the Lender to the
         Borrowers under this Agreement, shall terminate.

18.4     ACCELERATION OF LOAN. On the service of a notice under Clause 18.2(b), the Loan, all accrued interest and all other amounts accrued or owing from the Borrowers or any Security Party under this Agreement and every other Finance Document shall become immediately due and payable or, as the case may be, payable on demand.

18.5     MULTIPLE NOTICES; ACTION WITHOUT NOTICE. The Lender may serve notices
         Clauses 18.2(a) and (b) simultaneously or on different dates and it may take any action referred to in Clause 18.2 if no such notice is served or simultaneously with or at any time after the service of both or either of such notices.

18.6     EXCLUSION OF LENDER LIABILITY. Neither the Lender nor any receiver or manager appointed by the Lender, shall have any liability to a Borrower or a Security Party:

         (a)      for any loss caused by an exercise of rights under, or
                  enforcement of a Security Interest created by, a Finance
                  Document or by any failure or delay to exercise such a right or to enforce such a Security Interest; or

         (b)      as mortgagee in possession or otherwise, for any income or principal amount which might have been produced by or realised from any asset comprised in such a Security Interest or for any reduction (however caused) in the value of such an asset,

         except that this does not exempt the Lender or a receiver or manager from liability for losses shown to have been caused directly and mainly by the dishonesty or the wilful misconduct of the Lender's own officers and employees or (as the case may be) such receiver's or manager's own partners or employees.

18.7     RELEVANT PERSONS. In this Clause 18 a "RELEVANT PERSON" means a
         Borrower, a Security Party, and any company which is a subsidiary of, or which appears to the Lender to be under the ultimate control, direct or indirect, of a Borrower.

18.8     INTERPRETATION. In Clause 18.1(f) references to an event of default or a termination event include any event, howsoever described, which is similar to an event of default in a facility agreement or a termination event in a finance lease; and in Clause 18.1(g) "PETITION" includes an application.

19       FEES AND EXPENSES

19.1     ARRANGEMENT FEE. The Borrowers shall pay to the Lender on the date of this Agreement, a non-refundable arrangement fee of $162,000.

19.2     COSTS OF NEGOTIATION, PREPARATION ETC. The Borrowers shall pay to the
         Lender on its demand the amount of all expenses incurred by the Lender in connection with the negotiation, preparation, execution or registration of any Finance Document or any related document or with any transaction contemplated by a Finance Document or a related document.

19.3     COSTS OF VARIATIONS, AMENDMENTS, ENFORCEMENT ETC. The Borrowers shall pay to the Lender, on the Lender's demand, the amount of all expenses incurred by the Lender in connection with:

         (a)      any amendment or supplement to a Finance Document, or any
                  proposal for such an amendment to be made;

                                       46

         (b)      any consent or waiver by the Lender concerned under or in
                  connection with a Finance Document, or any request for such a consent or waiver;

         (c)      the valuation of any security provided or offered under Clause
                  14 or any other matter relating to such security; or

         (d)      any step taken by the Lender with a view to the protection, exercise or enforcement of any right or Security Interest
                  created by a Finance Document or for any similar purpose.

         There shall be recoverable under paragraph (d) the full amount of all legal expenses, whether or not such as would be allowed under rules of court or any taxation or other procedure carried out under such rules.

19.4     DOCUMENTARY TAXES. The Borrowers shall promptly pay any tax payable on or by reference to any Finance Document, and shall, on the Lender's demand, fully indemnify the Lender against any claims, expenses, liabilities and losses resulting from any failure or delay by the
         Borrowers to pay such a tax.

19.5     CERTIFICATION OF AMOUNTS. A notice which is signed by 2 officers of the
         Lender, which states that a specified amount, or aggregate amount, is due to the Lender under this Clause 19 and which indicates (without necessarily specifying a detailed breakdown) the matters in respect of which the amount, or aggregate amount, is due shall be prima facie evidence that the amount, or aggregate amount, is due.

20       INDEMNITIES

20.1     INDEMNITIES REGARDING BORROWING AND REPAYMENT OF LOAN. The Borrowers
         shall fully indemnify made or brought against the Lender on its demand in respect of all claims, expenses, liabilities and losses which are incurred by the Lender, or which the Lender reasonably and with due diligence estimates that it will incur, as a result of or in connection with:

         (a)      an Advance not being borrowed on the date specified in the
                  Drawdown Notice for any reason other than a default by the
                  Lender;

         (b)      the receipt or recovery of all or any part of the Loan or an overdue sum otherwise than on the last day of an Interest
                  Period or other relevant period;

         (c)      any failure (for whatever reason) by the Borrowers to make payment of any amount due under a Finance Document on the due date or, if so payable, on demand (after giving credit for any default interest paid by the Borrowers on the amount concerned under Clause 6);

         (d)      the occurrence and/or continuance of an Event of Default or a
                  Potential Event of Default and/or the acceleration of
                  repayment of the Loan under Clause 18,

         and in respect of any tax (other than tax on its overall net income)
         for which the Lender is liable in connection with any amount paid or payable to the Lender (whether for its own account or otherwise) under any Finance Document.

20.2     BREAKAGE COSTS. Without limiting its generality, Clause 20.1 covers any claim, expense, liability or loss, including a loss of a prospective profit, incurred by the Lender:

         (a)      in liquidating or employing deposits from third parties
                  acquired or arranged to fund or maintain all or any part of the Loan and/or any overdue amount (or an aggregate amount which includes the Loan or any overdue amount); and

                                       47

         (b)      in terminating, or otherwise in connection with, any interest and/or currency swap or any other transaction entered into
                  (whether with another legal entity or with another office or department of the Lender) to hedge any exposure arising under this Agreement or a number of transactions of which this
                  Agreement is one.

20.3     MISCELLANEOUS INDEMNITIES. The Borrowers shall fully indemnify the
         Lender on its demand in respect of all claims, expenses, liabilities and losses which may be made or brought against or incurred by the
         Lender, in any country, as a result of or in connection with:

         (a)      any action taken, or omitted or neglected to be taken, under or in connection with any Finance Document by the Lender or by any receiver appointed under a Finance Document;

         (b)      any other Pertinent Matter,

         other than claims, expenses, liabilities and losses which are shown to have been directly and mainly caused by the dishonesty or wilful misconduct of the officers or employees of the Lender.

         Without prejudice to its generality, this Clause 20.3 covers any claims, expenses, liabilities and losses which arise, or are asserted, under or in connection with any law relating to safety at sea, the ISM
         Code or any Environmental Law.

20.4     CURRENCY INDEMNITY. If any sum due from any Borrower or any Security
         Party to the Lender under a Finance Document or under any order or judgment relating to a Finance Document has to be converted from the currency in which the Finance Document provided for the sum to be paid
         (the "CONTRACTUAL CURRENCY") into another currency (the "PAYMENT
         CURRENCY") for the purpose of:

         (a)      making or lodging any claim or proof against any Borrower or any Security Party, whether in its liquidation, any
                  arrangement involving it or otherwise; or

         (b)      obtaining an order or judgment from any court or other
                  tribunal; or

         (c)      enforcing any such order or judgment,

         the Borrowers shall indemnify the Lender against the loss arising when the amount of the payment actually received by the Lender is converted at the available rate of exchange into the Contractual Currency.

         In this Clause 20.4, the "AVAILABLE RATE OF EXCHANGE" means the rate at which the Lender is able at the opening of business (London time) on the Business Day after it receives the sum concerned to purchase the
         Contractual Currency with the Payment Currency.

         This Clause 20.4 creates a separate liability of the Borrowers which is distinct from their other liabilities under the Finance Documents and which shall not be merged in any judgment or order relating to those other liabilities.

20.5     APPLICATION OF MASTER AGREEMENT. For the avoidance of doubt, Clause
         20.4 does not apply in respect of sums due from the Borrowers to the
         Lender under or in connection with the Master Agreement as to which sums the provisions of Section 8 (Contractual Currency) of the Master
         Agreement shall apply.

20.6     CERTIFICATION OF AMOUNTS. A notice which is signed by 2 officers of the
         Lender, which states that a specified amount, or aggregate amount, is due to the Lender under this

                                       48

         Clause 20 and which indicates (without necessarily specifying a detailed breakdown) the matters in respect of which the amount, or aggregate amount, is due shall be prima facie evidence that the amount, or aggregate amount, is due.

21       NO SET-OFF OR TAX DEDUCTION

21.1     NO DEDUCTIONS. All amounts due from the Borrowers under a Finance
         Document shall be paid:

         (a)      without any form of set-off, cross-claim or condition; and

         (b)      free and clear of any tax deduction except a tax deduction which a Borrower is required by law to make.

21.2     GROSSING-UP FOR TAXES. If a Borrower is required by law to make a tax deduction from any payment:

         (a)      that Borrower shall notify the Lender as soon as it becomes aware of the requirement;

         (b)      that Borrower shall pay the tax deducted to the appropriate taxation authority promptly, and in any event before any fine or penalty arises; and

         (c)      the amount due in respect of the payment shall be increased by the amount necessary to ensure that the Lender receives and retains (free from any liability relating to the tax
                  deduction) a net amount which, after the tax deduction, is equal to the full amount which it would otherwise have
                  received.

21.3     EVIDENCE OF PAYMENT OF TAXES. Within one month after making any tax deduction, the Borrower concerned shall deliver to the Lender documentary evidence satisfactory to the Lender that the tax had been paid to the appropriate taxation authority.

21.4     EXCLUSION OF TAX ON OVERALL NET INCOME. In this Clause 21 "TAX
         DEDUCTION" means any deduction or withholding for or on account of any present or future tax except tax on the Lender's overall net income.

21.5     APPLICATION OF MASTER AGREEMENT. For the avoidance of doubt, Clause 21 does not apply in respect of sums due from the Borrowers to the Lender under or in connection with the Master Agreement as to which sums the provisions of Section 2(d) (Deduction or Withholding for Tax) of the
         Master Agreement shall apply.

22       ILLEGALITY, ETC

22.1     ILLEGALITY. This Clause 22 applies if the Lender notifies the Borrowers that it has become, or will with effect from a specified date, become:

         (a)      unlawful or prohibited as a result of the introduction of a new law, an amendment to an existing law or a change in the manner in which an existing law is or will be interpreted or applied; or

         (b)      contrary to, or inconsistent with, any regulation,

         for the Lender to maintain or give effect to any of its obligations under this Agreement in the manner contemplated by this Agreement.

22.2     NOTIFICATION AND EFFECT OF ILLEGALITY. On the Lender notifying the
         Borrowers under Clause 22.1, the Commitment shall terminate; and
         thereupon or, if later, on the date

                                       49

         specified in the Lender's notice under Clause 22.1 as the date on which the notified event would become effective the Borrowers shall prepay the Loan in full in accordance with Clause 7.

22.3     MITIGATION. If circumstances arise which would result in a notification under Clause 22.1 then, without in any way limiting the rights of the
         Lender under Clause 22.3, the Lender shall use reasonable endeavours to transfer its obligations, liabilities and rights under this Agreement and the Finance Documents to another office or financial institution not affected by the circumstances but the Lender shall not be under any obligation to take any such action if, in its opinion, to do would or might:

         (a)      have an adverse effect on its business, operations or
                  financial condition; or

         (b)      involve it in any activity which is unlawful or prohibited or any activity that is contrary to, or inconsistent with, any regulation; or

         (c)      involve it in any expense (unless indemnified to its
                  satisfaction) or tax disadvantage.

23       INCREASED COSTS

23.1     INCREASED COSTS. This Clause 23 applies if the Lender notifies the
         Borrowers that it considers that as a result of:

         (a)      the introduction or alteration after the date of this
                  Agreement of a law or an alteration after the date of this
                  Agreement in the manner in which a law is interpreted or
                  applied (disregarding any effect which relates to the
                  application to payments under this Agreement of a tax on the
                  Lender's overall net income); or

         (b)      complying with any regulation (including any which relates to capital adequacy or liquidity controls or which affects the manner in which the Lender allocates capital resources to its obligations under this Agreement) which is introduced, or
                  altered, or the interpretation or application of which is
                  altered, after the date of this Agreement,

         the Lender (or a parent company of it) has incurred or will incur an
         "INCREASED COST".

23.2     MEANING OF "INCREASED COST". In this Clause 23, "INCREASED COST" means:

         (a)      an additional or increased cost incurred as a result of, or in connection with, the Lender having entered into, or being a party to, this Agreement or having taken an assignment of
                  rights under this Agreement, of funding or maintaining the
                  Commitment or performing its obligations under this Agreement, or of having outstanding all or any part of the Loan or other unpaid sums; or

         (b)      a reduction in the amount of any payment to the Lender under this Agreement or in the effective return which such a payment represents to the Lender or on its capital;

         (c)      an additional or increased cost of funding all or maintaining all or any of the advances comprised in a class of advances formed by or including the Loan or (as the case may require)
                  the proportion of that cost attributable to the Loan; or

         (d)      a liability to make a payment, or a return foregone, which is calculated by reference to any amounts received or receivable by the Lender under this Agreement,

         but not an item attributable to a change in the rate of tax on the overall net income of the Lender (or a parent company of it) or an item covered by the indemnity for tax in Clause 20.1 or by Clause 21.

                                       50

         For the purposes of this Clause 23.2 the Lender may in good faith allocate or spread costs and/or losses among its assets and liabilities
         (or any class of its assets and liabilities) on such basis as it considers appropriate.

23.3     PAYMENT OF INCREASED COSTS. The Borrowers shall pay to the Lender, on its demand, the amounts which the Lender from time to time notifies the
         Borrowers that it has specified to be necessary to compensate it for the increased cost.

23.4     NOTICE OF PREPAYMENT. If the Borrowers are not willing to continue to compensate the Lender for the increased cost under Clause 23.3, the
         Borrowers may give the Lender not less than 14 days' notice of their intention to prepay the Loan at the end of an Interest Period.

23.5     PREPAYMENT. A notice under Clause 23.4 shall be irrevocable; and on the date specified in the Borrowers' notice of intended prepayment, the
         Commitment shall terminate and the Borrowers shall prepay (without premium or penalty) the Loan, together with accrued interest thereon at the applicable rate plus the Margin.

23.6     APPLICATION OF PREPAYMENT. Clause 7 shall apply in relation to the prepayment.

24       SET-OFF

24.1     APPLICATION OF CREDIT BALANCES.  The Lender may without prior notice:

         (a)      apply any balance (whether or not then due) which at any time stands to the credit of any account in the name of a Borrower at any office in any country of the Lender in or towards
                  satisfaction of any sum then due from that Borrower to the
                  Lender under any of the Finance Documents; and

         (b)      for that purpose:

                  (i)      break, or alter the maturity of, all or any part of a
                           deposit of that Borrower;

                  (ii)     convert or translate all or any part of a deposit or
                           other credit balance into Dollars; and

                  (iii)    enter into any other transaction or make any entry
                           with regard to the credit balance which the Lender
                           considers appropriate.

24.2     EXISTING RIGHTS UNAFFECTED. The Lender shall not be obliged to exercise any of its rights under Clause 24.1; and those rights shall be without prejudice and in addition to any right of set-off, combination of accounts, charge, lien or other right or remedy to which the Lender is entitled (whether under the general law or any document).

24.3     NO SECURITY INTEREST. This Clause 24 gives the Lender a contractual right of set-off only, and does not create any equitable charge or other Security Interest over any credit balance of the Borrower.

25       TRANSFERS AND CHANGES IN LENDING OFFICE

25.1     TRANSFER BY BORROWERS. No Borrower may, without the consent of the
         Lender transfer any of its rights or obligations under any Finance
         Document.

25.2     ASSIGNMENT BY LENDER. The Lender may assign all or any of the rights and interests which it has under or by virtue of the Finance Documents without the consent of any Borrower.

                                       51

25.3     RIGHTS OF ASSIGNEE. In respect of any breach of a warranty, undertaking, condition or other provision of a Finance Document, or any misrepresentation made in or in connection with a Finance Document, a direct or indirect assignee of any of the Lender's rights or interests under or by virtue of the Finance Documents shall be entitled to recover damages by reference to the loss incurred by that assignee as a result of the breach or misrepresentation irrespective of whether the
         Lender would have incurred a loss of that kind or amount.

25.4     SUB-PARTICIPATION; SUBROGATION ASSIGNMENT. The Lender may
         sub-participate all or any part of its rights and/or obligations under or in connection with the Finance Documents without the consent of, or any notice to, any Borrower; and the Lender may assign, in any manner and terms agreed by it, all or any part of those rights to an insurer or surety who has become subrogated to them.

25.5     DISCLOSURE OF INFORMATION. The Lender may disclose to a potential assignee or sub-participant any information which the Lender has received in relation to any Borrower, any Security Party or their affairs under or in connection with any Finance Document, unless the information is clearly of a confidential nature.

25.6     CHANGE OF LENDING OFFICE. The Lender may change its lending office by giving notice to the Borrowers and the change shall become effective on the later of:

         (a)      the date on which the Borrowers receive the notice; and

         (b)      the date, if any, specified in the notice as the date on which the change will come into effect.

26       VARIATIONS AND WAIVERS

26.1     VARIATIONS, WAIVERS ETC. BY LENDER. A document shall be effective to vary, waive, suspend or limit any provision of a Finance Document, or the Lender's rights or remedies under such a provision or the general law, only if the document is signed, or specifically agreed to by fax or telex, by the Borrowers and the Lender and, if the document relates to a Finance Document to which a Security Party is party, by that
         Security Party.

26.2     EXCLUSION OF OTHER OR IMPLIED VARIATIONS. Except for a document which satisfies the requirements of Clause 26.1, no document, and no act, course of conduct, failure or neglect to act, delay or acquiescence on the part of the Lender (or any person acting on its behalf) shall result in the Lender (or any person acting on its behalf) being taken to have varied, waived, suspended or limited, or being precluded
         (permanently or temporarily) from enforcing, relying on or exercising:

         (a)      a provision of this Agreement or another Finance Document; or

         (b)      an Event of Default; or

         (c)      a breach by a Borrower or a Security Party of an obligation under a Finance Document or the general law; or

         (d)      any right or remedy conferred by any Finance Document or by the general law;

         and there shall not be implied into any Finance Document any term or condition requiring any such provision to be enforced, or such right or remedy to be exercised, within a certain or reasonable time.

                                       52

27       NOTICES

27.1     GENERAL. Unless otherwise specifically provided, any notice under or in connection with any Finance Document shall be given by letter or fax;
         and references in the Finance Documents to written notices, notices in writing and notices signed by particular persons shall be construed accordingly.

27.2     ADDRESSES FOR COMMUNICATIONS.  A notice shall be sent:

         (a)      to a Borrower:                 c/o Stealthgas Inc.
                                                 331 Kiffisias Avenue
                                                 Kiffisia  145 61
                                                 Greece
                                                 Fax No: +30 210 625 2817

         (b)      to the Lender:                 Fortis Bank (Nederland) N.V.
                                                 Coolsingel 93
                                                 3012 AE Rotterdam
                                                 The Netherlands
                                                 Fax No:  +30 10 401 5323

                                                 and in the event that a
                                                 notice concerns the Master
                                                 Agreement, with a copy to:

                                                 Fortis Bank Oslo
                                                 Haakon VII Gate 10
                                                 0161 Oslo
                                                 Norway
                                                 Fax No.: + 47 2311 4940

         or to such other address as the relevant party may notify the other.

27.3     EFFECTIVE DATE OF NOTICES.  Subject to Clauses 27.4 and 27.5:

         (a)      a notice which is delivered personally or posted shall be
                  deemed to be served, and shall take effect, at the time when it is delivered; and

         (b)      a notice which is sent by telex or fax shall be deemed to be served, and shall take effect, 2 hours after its transmission is completed.

27.4     SERVICE OUTSIDE BUSINESS HOURS. However, if under Clause 27.3 a notice would be deemed to be served:

         (a)      on a day which is not a business day in the place of receipt;
                  or

         (b)      on such a business day, but after 5 p.m. local time,

         the notice shall (subject to Clause 27.5) be deemed to be served, and shall take effect, at 9 a.m. on the next day which is such a business day.

27.5     ILLEGIBLE NOTICES. Clauses 27.3 and 27.4 do not apply if the recipient of a notice notifies the sender within 1 hour after the time at which the notice would otherwise be deemed to be served that the notice has been received in a form which is illegible in a material respect.

                                       53

27.6     ENGLISH LANGUAGE. Any notice under or in connection with a Finance
         Document shall be in English.

27.7     VALID NOTICES. A notice under or in connection with a Finance Document shall not be invalid by reason that its contents or the manner of serving it do not comply with the requirements of this Agreement or, where appropriate, any other Finance Document under which it is served if:

         (a)      the failure to serve it in accordance with the requirements of this Agreement or other Finance Document, as the case may be, has not caused any party to suffer any significant loss or prejudice; or

         (b)      in the case of incorrect and/or incomplete contents, it should have been reasonably clear to the party on which the notice was served what the correct or missing particulars should have been.

27.8     MEANING OF "NOTICE". In this Clause 28 "NOTICE" includes any demand, consent, authorisation, approval, instruction, waiver or other communication.

28       JOINT AND SEVERAL LIABILITY

28.1     GENERAL. All liabilities and obligations of the Borrowers under this
         Agreement shall, whether expressed to be so or not, be several and, if and to the extent consistent with Clause 28.2, joint.

28.2     NO IMPAIRMENT OF BORROWER'S OBLIGATIONS. The liabilities and obligations of a Borrower shall not be impaired by:

         (a)      this Agreement being or later becoming void, unenforceable or illegal as regards any other Borrower;

         (b)      the Lender entering into any rescheduling, refinancing or
                  other arrangement of any kind with any other Borrower;

         (c)      the Lender releasing any other Borrower or any Security
                  Interest created by a Finance Document; or

         (d)      any combination of the foregoing.

28.3     PRINCIPAL DEBTORS. Each Borrower declares that it is and will, throughout the Security Period, remain a principal debtor for all amounts owing under this Agreement and the Finance Documents and no
         Borrower shall in any circumstances be construed to be a surety for the obligations of any other Borrower under this Agreement.

28.4     SUBORDINATION. Subject to Clause 28.5, during the Security Period, no
         Borrower shall:

         (a)      claim any amount which may be due to it from any other
                  Borrower whether in respect of a payment made, or matter
                  arising out of, this Agreement or any Finance Document, or any matter unconnected with this Agreement or any Finance
                  Document; or

         (b)      take or enforce any form of security from any other Borrower for such an amount, or in any other way seek to have recourse in respect of such an amount against any asset of any other
                  Borrower; or

         (c)      set off such an amount against any sum due from it to any
                  other Borrower; or

                                       54

         (d)      prove or claim for such an amount in any liquidation,
                  administration, arrangement or similar procedure involving any other Borrower or other Security Party; or

         (e)      exercise or assert any combination of the foregoing.

28.5     BORROWER'S REQUIRED ACTION. If during the Security Period, the Lender, by notice to a Borrower, requires it to take any action referred to in paragraphs (a) to (d) of Clause 28.4, in relation to any other
         Borrower, that Borrower shall take that action as soon as practicable after receiving the Lender's notice.

29       SUPPLEMENTAL

29.1     RIGHTS CUMULATIVE, NON-EXCLUSIVE. The rights and remedies which the
         Finance Documents give to the Lender are:

         (a)      cumulative;

         (b)      may be exercised as often as appears expedient; and

         (c)      shall not, unless a Finance Document explicitly and
                  specifically states so, be taken to exclude or limit any right or remedy conferred by any law.

29.2     SEVERABILITY OF PROVISIONS. If any provision of a Finance Document is or subsequently becomes void, unenforceable or illegal, that shall not affect the validity, enforceability or legality of the other provisions of that Finance Document or of the provisions of any other Finance
         Document.

29.3     COUNTERPARTS. A Finance Document may be executed in any number of counterparts.

29.4     THIRD PARTY RIGHTS. A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

30       LAW AND JURISDICTION

30.1     ENGLISH LAW. This Agreement shall be governed by, and construed in accordance with, English law.

30.2     EXCLUSIVE ENGLISH JURISDICTION. Subject to Clause 30.3, the courts of
         England shall have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Agreement.

30.3     CHOICE OF FORUM FOR THE EXCLUSIVE BENEFIT OF THE LENDER. Clause 30.2 is
         for the exclusive benefit of the Lender, which reserves the rights:

         (a)      to commence proceedings in relation to any matter which arises out of or in connection with this Agreement in the courts of any country other than England and which have or claim
                  jurisdiction to that matter; and

         (b)      to commence such proceedings in the courts of any such country or countries concurrently with or in addition to proceedings in England or without commencing proceedings in England.
                  Neither Borrower shall commence any proceedings in any country other than England in relation to a matter which arises out of or in connection with this Agreement.

                                       55

30.4     PROCESS AGENT. Each Borrower irrevocably appoints Richards Butler at its registered office for the time being, presently at Beaufort House,
         15 St. Botolph Street, London EC3A 7EE, England, to act as its agent to receive and accept on its behalf any process or other document relating to any proceedings in the English courts which are connected with this
         Agreement.

30.5     LENDER'S RIGHTS UNAFFECTED. Nothing in this Clause 30 shall exclude or limit any right which the Lender may have (whether under the law of any country, an international convention or otherwise) with regard to the bringing of proceedings, the service of process, the recognition or enforcement of a judgment or any similar or related matter in any jurisdiction.

30.6     MEANING OF "PROCEEDINGS". In this Clause 30, "PROCEEDINGS" means proceedings of any kind, including an application for a provisional or protective measure.

THIS AGREEMENT has been entered into on the date stated at the beginning of this
Agreement.

                                       56

                                   SCHEDULE 1

                                 DRAWDOWN NOTICE

To:      Fortis Bank (Nederland) N.V.
         Coolsingel 93, 3012 AE
         Rotterdam
         The Netherlands

Attention: Tom Van Vonderen
                                                                            2005

                                 DRAWDOWN NOTICE

1        We refer to the loan agreement (the "LOAN AGREEMENT") dated [o]
         February 2005 and made between us, as Borrowers, and you, as Lender, in connection with a facility of up to US$54,000,000. Terms defined in the
         Loan Agreement have their defined meanings when used in this Drawdown
         Notice.

2        We request to borrow an Advance in relation to "[o]" as follows:

         (a)      Amount: US$[o];

         (b)      Drawdown Date: [o];

         (c)      Duration of the first Interest Period shall be [o] months;

         (d)      Payment instructions : account in our name and numbered [o]
                  with [o] of [o].

3        We represent and warrant that:

         (e)      the representations and warranties in Clause 9 of the Loan
                  Agreement would remain true and not misleading if repeated on the date of this notice with reference to the circumstances now existing;

         (f)      no Event of Default or Potential Event of Default has occurred or will result from the borrowing of the Loan.

4        This notice cannot be revoked without the prior consent of the Lender.

                                                    [Name of Signatory]
                                           .....................................
                                                          Director
                                                     for and on behalf of
                                                             [o]

                                       57

                                   SCHEDULE 2

                              DETAILS OF BORROWERS



--------------------------------------------------------------------------------
BORROWER                   REGISTERED ADDRESS                 COUNTRY OF
                                                              INCORPORATION

--------------------------------------------------------------------------------

Aracruz Trading Ltd.       Trust Company Complex, Ajeltake    Marshall Islands
                           Road, Ajeltake Island, Majuro,
                           Marshall Islands, MH96960

--------------------------------------------------------------------------------

Gaz de Brazil Inc.         Trust Company Complex, Ajeltake    Marshall Islands
                           Road, Ajeltake Island, Majuro,
                           Marshall Islands, MH96960

--------------------------------------------------------------------------------

Geneve Butane Inc.         Trust Company Complex, Ajeltake    Marshall Islands
                           Road, Ajeltake Island, Majuro,
                           Marshall Islands, MH96960

--------------------------------------------------------------------------------

Industrial Materials Inc.  Trust Company Complex, Ajeltake    Marshall Islands
                           Road, Ajeltake Island, Majuro,
                           Marshall Islands, MH96960

--------------------------------------------------------------------------------

Lpgone Ltd.                Trust Company Complex, Ajeltake    Marshall Islands
                           Road, Ajeltake Island, Majuro,
                           Marshall Islands, MH96960

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
BORROWER                   AUTHORISED SHARE   ISSUED SHARE        SHAREHOLDER(S), EACH
                           CAPITAL            CAPITAL             INCORPORATED IN THE MARSHALL
                                                                  ISLANDS
--------------------------------------------------------------------------------------------------

Aracruz Trading Ltd.       100 registered     100 bearer shares   Sabrina Enterprises S.A.
                           and/or bearer      by way of bearer
                           shares of no par   stock certificates
                           value.             nos. 1 and 2

--------------------------------------------------------------------------------------------------

Gaz de Brazil Inc.         100 registered     100 bearer shares   Fairdeal Enterprises Corp.
                           and/or bearer      by way of bearer
                           shares of no par   stock certificates
                           value.             nos. 1 and 2

--------------------------------------------------------------------------------------------------

Geneve Butane Inc.         100 registered     100 bearer shares   Access Consultants Co.
                           and/or bearer      by way of bearer
                           shares of no par   stock certificates
                           value.             nos. 1 and 2

--------------------------------------------------------------------------------------------------

Industrial Materials Inc.  100 registered     100 bearer shares   Lyonet Holdings Corp.
                           and/or bearer      by way of bearer
                           shares of no par   stock certificates
                           value.             nos. 1 and 2

--------------------------------------------------------------------------------------------------

Lpgone Ltd.                100 registered     100 bearer shares   Atlas Investments S.A.
                           and/or bearer      by way of bearer
                           shares of no par   stock certificates
                           value.             nos. 1 and 2

--------------------------------------------------------------------------------------------------


                                       58



--------------------------------------------------------------------------------
BORROWER                   REGISTERED ADDRESS                 COUNTRY OF
                                                              INCORPORATION

--------------------------------------------------------------------------------

Matrix Gas Trading Ltd.    Trust Company Complex, Ajeltake    Marshall Islands
                           Road, Ajeltake Island, Majuro,
                           Marshall Islands, MH96960

--------------------------------------------------------------------------------

Pacific Gases Ltd.         147/1 St. Lucia Street             Malta
                           Valletta, Malta

--------------------------------------------------------------------------------

Semichlaus Exports Ltd.    147/1 St. Lucia Street             Malta
                           Valletta, Malta

--------------------------------------------------------------------------------

VCM Trading Ltd.           Trust Company Complex, Ajeltake    Marshall Islands
                           Road, Ajeltake Island, Majuro,
                           Marshall Islands, MH96960

--------------------------------------------------------------------------------

Ventspils Gases Ltd.       147/1 St. Lucia Street             Malta
                           Valletta, Malta

--------------------------------------------------------------------------------

Stealthgas Inc.            Trust Company Complex, Ajeltake    Marshall Islands
                           Road, Ajeltake Island, Majuro,
                           Marshall Islands, MH96960

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
BORROWER                   AUTHORISED SHARE   ISSUED SHARE        SHAREHOLDER(S), EACH
                           CAPITAL            CAPITAL             INCORPORATED IN THE MARSHALL
                                                                  ISLANDS
--------------------------------------------------------------------------------------------------

Matrix Gas Trading Ltd.    100 registered     100 bearer shares   Heather Trading S.A.
                           and/or bearer      by way of bearer
                           shares of no par   stock certificates
                           value.             nos. 1 and 2

--------------------------------------------------------------------------------------------------

Pacific Gases Ltd.         2000 shares of     500 shares of LM1   Alexis Shipholding S.A. (325
                           LM1 each           each, each          shares) and Grazia Maritime
                                              20% paid up         Ltd. (175 shares)

--------------------------------------------------------------------------------------------------

Semichlaus Exports Ltd.    2000 shares of     500 shares of LM1   Floyd Properties Co.(325
                           LM1 each           each, each          shares) and Aubine Services
                                              20% paid up         Ltd. (175 shares)

--------------------------------------------------------------------------------------------------

VCM Trading Ltd.           100 registered     100 bearer shares   Leader Investments Inc.
                           and/or bearer      by way of bearer
                           shares of no par   stock certificates
                           value.             nos. 1 and 2

--------------------------------------------------------------------------------------------------

Ventspils Gases Ltd.       2000 shares of     500 shares of LM1   Oswald Trading Limited (325
                           LM1 each           each, each          shares0 and
                                              20% paid up         Celidon Investments Inc. (175
                                                                  shares)

--------------------------------------------------------------------------------------------------

Stealthgas Inc.            100 registered     100 bearer shares   Charalambos Vafias
                           and/or bearer      by way of bearer
                           shares of no par   stock certificates
                           value.             nos. 1 and 2

--------------------------------------------------------------------------------------------------


                                       59

                                   SCHEDULE 3

                                DETAILS OF SHIPS



------------------------------------------------------------------------------------------------------------------------------------
SHIP              FLAG                  OWNER          CLASS NOTATION                                CLASSIFICATION SOCIETY
------------------------------------------------------------------------------------------------------------------------------------

"BIRGIT KOSAN     Panama                Industrial                                                   Nippon Kaiji Kyokai

------------------------------------------------------------------------------------------------------------------------------------

"GAS AMAZON"      Marshall Islands      Aracruz                                                      Bureau Veritas

------------------------------------------------------------------------------------------------------------------------------------

"GAS ARCTIC"      Malta                 Ventspils                                                    RINA

------------------------------------------------------------------------------------------------------------------------------------

"GAS COURCHEVAL"  Marshall Islands      Geneve         1*HULL *MACH Liquefied gas carrier            Bureau Veritas
                                                       Unrestricted navigation ICE CLASS 1C oAUT
                                                       UMS
------------------------------------------------------------------------------------------------------------------------------------

"GAS EMPEROR"     Cyprus                Pacific        1 *HULL *MACH Liquefied gas carrier           Bureau Veritas
                                                       Unrestricted navigation
------------------------------------------------------------------------------------------------------------------------------------

"GAS ICE"         Malta                 Semichlaus                                                   RINA

------------------------------------------------------------------------------------------------------------------------------------

"GAS PRODIGY"     Marshall Islands      Gaz            1*HULL *MACH Liquefied gas carrier            Bureau Veritas
                                                       Unrestricted navigation
------------------------------------------------------------------------------------------------------------------------------------

"GAS PROPHET"     Marshall Islands      VCM            NS* MNS*                                      Nippon Kaiji Kyokai

------------------------------------------------------------------------------------------------------------------------------------

"GAS TINY"        Marshall Islands      Lpgone         1*HULL *MACH Liquefied gas carrier            Bureau Veritas
                                                       Unrestricted navigation

------------------------------------------------------------------------------------------------------------------------------------

"GAS SHANGHAI"    Marshall Islands      Matrix         *A1, Liquefied gas carrier, (E), *AMS         American Bureau of Shipping

------------------------------------------------------------------------------------------------------------------------------------


                                       60

                                   SCHEDULE 4
                          CONDITION PRECEDENT DOCUMENTS

                                     PART A

The following are the documents referred to in Clause 8.1(a).

1        A duly executed original of each Finance Document (and of each document required to be delivered by each Finance Document) other than those referred to in Part B or Part C.

2        Copies of the constitutional documents of each Borrower and each
         Security Party.

3        Copies of resolutions of the shareholders and directors of each
         Borrower and each Security Party authorising the execution of each of the Finance Documents to which that Borrower or that Security Party is a party and, in the case of a Borrower, authorising named officers to give the Drawdown Notices and other notices under this Agreement, and in the case of each Buyer ratifying the execution of the relevant MOA.

4        The original of any power of attorney under which any Finance Document is executed on behalf of the Borrower or a Security Party.

5        Copies of all consents which any Borrower or any Security Party requires to enter into, or make any payment under, any Finance Document or an MOA.

6        The originals of any mandates or other documents required in connection with the opening or operation of the Earnings Account and the Retention
         Account and all other information required by the Lender in relation to its "know your customer" regulations (whether in connection with the opening of the Earnings Account, the Retention Account or otherwise).

7        Copies of the MOAs and all addenda thereto and of all documents signed or issued by the Buyers or the Sellers under or in connection with any of them.

8        Such documentary evidence as the Lender and its legal advisers may require in relation to the due authorisation and execution by each
         Seller of the MOA to which it is a party and of all documents to be executed by each Seller under the MOA to which it is a party.

9        Such evidence satisfactory to the Lender of the Purchase Price of each
         Ship which is already in the ownership of a Shipowner at the date on which the first Drawdown Notice is served.

10       Documentary evidence that the agent for service of process named in
         Clause 30 has accepted its appointment.

11       If the Lender so requires, in respect of any of the documents referred to above, a certified English translation prepared by a translator approved by the Lender.

                                       61

                                     PART B

In this Part B of Schedule 4, "RELEVANT SHIP" means the Ship whose acquisition is to be part-financed or part refinanced (as the case may be) by the Advance being drawn down on the relevant Drawdown Date.

The following are the documents referred to in Clause 8.1(b).

                                                  65
1        A duly executed original of the Mortgage, the General Assignment and, if applicable, the Deed of Covenant (and of each document to be delivered by each of them) relating to the Relevant Ship.

2        Documentary evidence that:

         (a)      in accordance with the information contained in Schedule 3, the Relevant Ship is definitively and permanently registered in the name of the relevant Shipowner under the flag and at the port specified in Schedule 3;

         (b)      the Relevant Ship is in the absolute and unencumbered
                  ownership of the relevant Shipowner save as contemplated by the Finance Documents;

         (c)      the Relevant Ship maintains the class as set out in Schedule 3 with the relevant Classification Society free of all overdue recommendations and conditions of such Classification Society;

         (d)      the Mortgage relating to the Relevant Ship has been duly
                  registered against that Ship as a valid first preferred or priority (as the case may be) ship mortgage in accordance with the laws of the relevant flag state; and

         (e)      the Relevant Ship is insured in accordance with the provisions of this Agreement and all requirements therein in respect of insurances have been complied with.

3        Documents establishing that the Relevant Ship will, as from the first
         Drawdown Date, be managed by the applicable Approved Manager on terms acceptable to the Lender, together with:

         (a)      a letter of undertaking executed by the Approved Manager in favour of the Lender in the terms required by the Lender
                  agreeing certain matters in relation to the management of the
                  Relevant Ship and subordinating the rights of the Approved
                  Manager against the relevant Shipowner to the rights of the
                  Lender under the Finance Documents; and

         (b)      copies of the Approved Manager's Document of Compliance and of
                  the Relevant Ship's Safety Management Certificate (together with any other details of the applicable safety management system which the Lender requires).

4        Satisfactory valuations of the Relevant Ship addressed to the Lender, stated to be for the purposes of this Agreement and dated not earlier than 30 days before the Drawdown Date for the Advance relevant to that
         Ship, from 2 independent London sale and purchase shipbroker selected by the Lender.

5        A satisfactory survey report addressed to the Lender, stated to be for the purposes of this Agreement and dated not earlier than 30 days before the relevant Drawdown Date from the technical manager of the relevant Ship in respect of the physical condition of that Ship
         PROVIDED THAT when 4 such reports have been provided in relation to 4 different Ships, this condition precedent shall no longer apply.

                                       62

6        Favourable legal opinions from lawyers appointed by the Lender on such matters concerning the laws of Cyprus, Malta, Panama, the Marshall
         Islands and such other relevant jurisdiction as the Lender may require.

                                     PART C

The following are the documents referred to in Clause 8.1(c).

1        A duly executed original of the relevant Tripartite Deed (and of each document to be delivered pursuant thereto).

2        Documentary evidence that the relevant Ship has been unconditionally delivered by the relevant Shipowner to, and accepted by, the relevant
         Bareboat Charterer for operation under the relevant Bareboat Charter;

3        Copies of the constitutional documents of the relevant Bareboat
         Charterer;

4        Copies of resolutions of the shareholders and directors of the relevant
         Bareboat Charterer authorising the execution of the relevant Tripartite
         Agreement and ratifying its entry into the relevant Bareboat Charter.

5        The original power of attorney under which any Finance Document is executed on behalf of the relevant Bareboat Charterer.

6        A copy of the relevant Bareboat Charter and any addenda thereto.

7        Favourable legal opinions from lawyers appointed by the Lender on such matters concerning the laws of the Marshall Islands, Malta, Panama,
         Cyprus, The Netherlands and such other relevant jurisdiction as the
         Lender may require.

Each copy document delivered under this Schedule shall be certified as a true and up to date copy by a director or the secretary (or equivalent officer) of a
Borrower.

                                       63

                                 EXECUTION PAGE

BORROWERS

SIGNED by                                           )         /s/ illegible
for and on behalf of                                )
MATRIX GAS TRADING LTD.                             )

SIGNED by                                           )         /s/ illegible
for and on behalf of                                )
GAZ DE BRAZIL INC.                                  )

SIGNED by                                           )         /s/ illegible
for and on behalf of                                )
VCM TRADING LTD.                                    )

SIGNED by                                           )         /s/ illegible
for and on behalf of                                )
GENEVE BUTANE INC.                                  )

SIGNED by                                           )         /s/ illegible
for and on behalf of                                )
LPGONE LTD.                                         )

SIGNED by                                           )         /s/ illegible
for and on behalf of                                )
SEMICHLAUS EXPORTS LTD.                             )

SIGNED by                                           )         /s/ illegible
for and on behalf of                                )
VENTSPILS GASES LTD.                                )

SIGNED by                                           )         /s/ illegible
for and on behalf of                                )
PACIFIC GASES LTD.                                  )

                                       64

SIGNED by                                           )         /s/ illegible
for and on behalf of                                )
ARACRUZ TRADING LTD.                                )

SIGNED by                                           )         /s/ illegible
for and on behalf of                                )
INDUSTRIAL MATERIALS INC.                           )

SIGNED by                                           )         /s/ illegible
for and on behalf of                                )
STEALTHGAS INC.                                     )

LENDER

SIGNED by                                           )         /s/ illegible
for and on behalf of                                )
FORTIS BANK (NEDERLAND) N.V.                        )

Witness to all                                       )   /s/ George Paleokrassas
the above signatures:                                )

Name: George Paleokrassas, Solicitor

Address: Watson, Farley & Williams
         2 Defteras Merarchias
         Piraeus, 185 36 Greece

                                       65

                                Date 10 June 2005

                          FORTIS BANK (NEDERLAND) N.V.
                                    as Lender

                                      -and-

                  MATRIX GAS TRADING LTD., GAZ DE BRAZIL INC.,
               VCM TRADING LTD., GENEVE BUTANE INC., LPGONE LTD.,
                 SEMICHLAUS EXPORTS LTD., VENTSPILS GASES LTD.,
                    PACIFIC GASES LTD., ARACRUZ TRADING LTD.,
                  INDUSTRIAL MATERIALS INC. AND STEALTHGAS INC.
                         as joint and several Borrowers

           ----------------------------------------------------------

                   DEED OF RELEASE OF SECURITY AND OBLIGATIONS

          ------------------------------------------------------------

         relating to security granted by Gaz de Brazil Inc. in relation to the LPG carrier "GAS PRODIGY"
               to secure a facility of (originally) US$54,000,000
                         with US$54,000,000 outstanding
               for the financing of the LPG carriers "GAS AMAZON",
                   "GAS ARCTIC", "GAS ICE" and "BIRGIT KOSAN"
             and the refinancing of the LPG carriers "GAS EMPEROR",
                "GAS COURCHEVAL", "GAS PRODIGY", "GAS SHANGHAI",
                          "GAS PROPHET" and "GAS TINY"

                           WATSON, FARLEY & WILLIAMS
                                    Piraeus

                                      INDEX

CLAUSE                                                                 PAGE

1     INTERPRETATION                                                      1

2     RELEASE OF SECURITY INTERESTS                                       2

3     REASSIGNMENT OF ASSIGNED PROPERTY                                   2

4     FURTHER DOCUMENTS                                                   2

5     EFFECTIVE DATE                                                      2

6     EXPENSES                                                            2

7     COUNTERPARTS                                                        2

8     LAW AND JURISDICTION                                                3

SCHEDULE FORM OF NOTICE OF REASSIGNMENT                                   4

EXECUTION PAGES                                                           5

THIS DEED is made on          June 2005

BETWEEN

(1)      FORTIS BANK (NEDERLAND) N.V. acting through its office at Coolsingel
         93, 3012 AE Rotterdam, The Netherlands (the "LENDER"); and

(2)      MATRIX GAS TRADING LTD., GAZ DE BRAZIL INC., VCM TRADING LTD., GENEVE
         BUTANE INC., LPGONE LTD., SEMICHLAUS EXPORTS LTD., VENTSPILS GASES
         LTD., PACIFIC GASES LTD., ARACRUZ TRADING LTD., INDUSTRIAL MATERIALS
         INC. and STEALTHGAS INC. as joint and several borrowers (the
         "BORROWERS").

BACKGROUND

(A)      By a loan agreement dated 16 March 2005 and made between (i) the
         Borrowers and (ii) the Lender, the Lender has made available to the
         Borrowers a facility of (originally) US$54,000,000, of which
         US$54,000,000 is outstanding on the date of this Deed (prior to taking into account the prepayment of the Loan referred to in Recital (B)).

(B)      In respect of the Released Ship, the Borrowers have, on the date of this Deed, prepaid the relevant proportion of Loan, being US$3,580,500, to the Lender.

(C)      This Deed sets out the terms and conditions on which the Lender agrees, at the request of the Borrowers, to the release of the Security
         Interests created by the Released Finance Documents and to the release of the Released Borrower from its obligations under the Continuing
         Finance Documents.

IT IS AGREED as follows:

1        INTERPRETATION

1.1      DEFINED EXPRESSIONS. Words and expressions defined in the Loan
         Agreement shall have the same meanings when used in this Deed unless the context otherwise requires.

1.2      DEFINITIONS. In this Deed, unless the contrary intention appears:

         "CONTINUING BORROWERS" means all the Borrowers other than the Released
         Borrower;

         "CONTINUING FINANCE DOCUMENTS" means all the Finance Documents other than the Released Finance Documents;

         "EFFECTIVE DATE"  means 30 March 2005;

         "LOAN AGREEMENT" means the Loan Agreement dated 16 March 2005 referred to in Recital (A);

         "RELEASED BORROWER" means Gaz de Brazil Inc., a company incorporated and existing under the laws of the Marshall Islands and having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake
         Island, Majuro, The Marshall Islands;

         "RELEASED FINANCE DOCUMENTS" means each of the Mortgage and the General
         Assignment in respect of the Released Ship;

         "RELEASED SHIP" means the 1995-built LPG Carrier of 3,000 cubic metres registered under Marshall Islands flag in the ownership of the Relevant
         Borrower with the name "GAS PRODIGY".

1.3      APPLICATION OF CONSTRUCTION AND INTERPRETATION PROVISIONS OF LOAN
         AGREEMENT. Clauses 1.2 and 1.5 of the Loan Agreement apply, with any necessary modifications, to this Deed.

2        RELEASE OF SECURITY INTERESTS AND OBLIGATIONS

2.1      RELEASE OF SECURITY INTERESTS. In consideration of the prepayment of the Loan referred to in Recital (B), the Lender releases:

(a)      all Security Interests created in its favour by the Released Borrower under the Released Finance Documents; and

(b)      the Released Borrower from its obligations under the Loan Agreement and the other Finance Documents.

2.2      OBLIGATIONS OF CONTINUING BORROWERS. The Continuing Borrowers, by
         executing this Deed, confirm and agree that other than those Security
         Interests and obligations released pursuant to Clause 2.1, the terms and conditions of, and all of their obligations under, the Continuing
         Finance Documents shall remain in full force and effect.

3        REASSIGNMENT OF ASSIGNED PROPERTY

3.1      REASSIGNMENT. The Lender, without any warranty, representation, covenant or other recourse, reassigns to the Released Borrower, all rights and interests of every kind which the Lender now has to, in or in connection with the Assigned Property (as defined in the General
         Assignment relating to the Released Ship.

4        FURTHER DOCUMENTS

4.1      DELIVERY OF FURTHER DOCUMENTS. The Lender shall promptly after execution and delivery of this Deed deliver to the Released Borrower:

(a)      evidence that the Mortgage relating to the Released Ship has been discharged; and

(b)      an executed notice of reassignment of Insurances relating to the
         Released Ship in the form set out in the Schedule.

5        EFFECTIVE DATE

5.1      EFFECTIVE DATE. The Borrowers and the Lender agree that the provisions of this Deed shall be deemed to have taken effect as of the Effective
         Date.

6        EXPENSES

6.1      EXPENSES. The provisions of clause 19 (fees and expenses) of the Loan
         Agreement shall apply to this Deed as if they were expressly incorporated in this Deed with any appropriate modifications.

7        SUPPLEMENTAL

7.1      COUNTERPARTS.  This Deed may be executed in any number of counterparts.

7.2      THIRD PARTY RIGHTS. A person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Deed.

                                       2

8        LAW AND JURISDICTION

8.1      GOVERNING LAW. This Deed shall be governed by and construed in accordance with English law.

8.2      INCORPORATION OF LOAN AGREEMENT PROVISIONS. The provisions of clause 30
         (law and jurisdiction) of the Loan Agreement shall apply to this Deed as if they were expressly incorporated in this Agreement with any necessary modifications.

THIS DEED has been duly executed as a Deed on the date stated at the beginning of this Deed

                                       3

                                    SCHEDULE

                  FORM OF NOTICE OF REASSIGNMENT OF INSURANCES

                        M. V. "GAS PRODIGY" (THE "SHIP")

We, FORTIS BANK (NEDERLAND) N.V., being the assignee of all rights and interest of every kind of GAZ DE BRAZIL INC. (the "ASSIGNOR") to, in or in connection with all policies and contracts of insurance, including entries of the Ship in any protection and indemnity or war risks association (the "INSURANCES") in respect of the Ship pursuant to a first priority assignment dated 21 March 2005
(the "ASSIGNMENT") GIVE NOTICE that we have reassigned to the Assignor all of our rights and interest of every kind to, in or in connection with the
Insurances under the Assignment and, with effect from 30 March 2005, we have no further interest in or claim over the Insurances.

-----------------------------------

for and on behalf of
FORTIS BANK (NEDERLAND) N.V.

Date:                  June 2005

                                       4

                                 EXECUTION PAGES

LENDER

EXECUTED as a DEED                                  ) /s/ Illegible
by                                                  )
for and on behalf of                                )
FORTIS BANK                                         )
(NEDERLAND) N.V.                                    )

BORROWERS

SIGNED by                                           ) /s/ Illegible
for and on behalf of                                )
MATRIX GAS TRADING LTD.                             )

SIGNED by                                           ) /s/ Illegible
for and on behalf of                                )
GAZ DE BRAZIL INC.                                  )

SIGNED by                                           ) /s/ Illegible
for and on behalf of                                )
VCM TRADING LTD.                                    )

SIGNED by                                           ) /s/ Illegible
for and on behalf of                                )
GENEVE BUTANE INC.                                  )

SIGNED by                                           ) /s/ Illegible
for and on behalf of                                )
LPGONE LTD.                                         )

SIGNED by                                           ) /s/ Illegible
for and on behalf of                                )
SEMICHLAUS EXPORTS LTD.                             )

SIGNED by                                           ) /s/ Illegible
for and on behalf of                                )
VENTSPILS GASES LTD.                                )

                                       5

SIGNED by                                           ) /s/ Illegible
for and on behalf of                                )
PACIFIC GASES LTD.                                  )

SIGNED by                                           ) /s/ Illegible
for and on behalf of                                )
ARACRUZ TRADING LTD.                                )

SIGNED by                                           ) /s/ Illegible
for and on behalf of                                )
INDUSTRIAL MATERIALS INC.                           )

SIGNED by                                           ) /s/ Illegible
for and on behalf of                                )
STEALTHGAS INC.                                     )

Witness to all of the above signatures:

                                       6